As filed with the Securities and Exchange Commission on January 30, 1996


                                                       Registration No. 33-41913
                                                                        811-6367
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                ----------------
                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|
                          Pre-Effective Amendment No.                      |_|

                          Post-Effective Amendment No. 5                   |X|

                                    and / or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|

                                Amendment No. 6                            |X|

                        (Check appropriate box or boxes)

                                ----------------

                        Gabelli Equity Series Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1434
               (Address of Principal Executive Offices)(Zip Code)
       Registrant's Telephone Number, including Area Code: (800) 422-3554

                                ----------------


                                 BRUCE N. ALPERT
                              JAMES E. MCKEE, ESQ.
                              One Corporate Center
                            Rye, New York 10580-1434
                     (Name and address of Agent for Service)


                                   Copies to:
                             RICHARD T. PRINS, ESQ.
                      Skadden, Arps, Slate, Meagher & Flom
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 735-3000

                                ----------------

 Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

   It is proposed that this filing will be effective (check appropriate box):


                  |X| immediately upon filing pursuant to paragraph (b) |_| on date pursuant to paragraph (b)
                  |_| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1)
                  |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) Rule 485.


         If appropriate, check the following box:

         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------


     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously filed a declaration of registration of an indefinite number of securities under the Securities Act of 1933. Registrant's 24f-2 Notice for the fiscal year ended September 30, 1995 was filed on November 29, 1995.

================================================================================

                           GABELLI SERIES FUNDS, INC.
                              CROSS-REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A
Item No.                                                               Location
---------                                                              --------
   Part A        ...................................................   Prospectus
   Item 1.       Cover Page ........................................   Cover Page
   Item 2.       Synopsis ..........................................   Prospectus Summary
   Item 3.       Condensed Financial Information ...................   Table of Fees and Expenses;
                                                                       Financial Highlights
   Item 4.       General Description of Registrant .................   Cover Page; Investment Objective
                                                                       and Policies and Related Risk Factors; Other Investment
                                                                       Techniques and Related Risk Factors; General Information
   Item 5.       Management of the Fund ............................   Management of the Fund; General Information
   Item 5(a)     Management's Discussion of Performance ............   Not Applicable
   Item 6.       Capital Stock and Other Securities ................   Dividends, Distributions and Taxes; Redemption of Shares;
                                                                       General Information
   Item 7.       Purchase of Securities Being Offered ..............   Purchase of Shares; Distribution Plan
   Item 8.       Redemption or Repurchase ..........................   Redemption of Shares
   Item 9.       Pending Legal Proceedings .........................   Not Applicable

   Part B                                                              Statement of Additional Information
   Item 10.      Cover Page ........................................   Cover Page
   Item 11.      Table of Contents .................................   Cover Page
   Item 12.      General Information and History ...................   Not Applicable
   Item 13.      Investment Objectives and Policies ................   Other Investment Techniques; Investment Restrictions
   Item 14.      Management of the Fund ............................   Directors and Officers
   Item 15.      Control Persons and Principal Holders of Securities   Directors and Officers
   Item 16.      Investment Advisory and Other Services ............   Prospectus -- General Information; The Adviser;
                                                                       The Distributor
   Item 17.      Brokerage Allocation and Other Practices ..........   Portfolio Transactions and Brokerage
   Item 18.      Capital Stock and Other Securities ................   Prospectus -- General Information
   Item 19.      Purchase, Redemption and Pricing of
                 Securities Being Offered ..........................   Prospectus -- Purchase of Shares; Redemption of Shares;
                                                                       Determination of Net Asset Value
   Item 20.      Tax Status ........................................   Dividends, Distributions and Taxes
   Item 21.      Underwriters ......................................   Prospectus -- Purchase of Shares; Distributor
   Item 22.      Calculation of Performance Date ...................   Investment Performance Information
   Item 23.      Financial Statements ..............................   Portfolio of Investments; Statement of Assets and
                                                                       Liabilities; Statement of Operations; Statement of Changes in
                                                                       Net Assets; Notes to Financial Statements; Selected Per Share
                                                                       Data and Ratios.

Part C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

--------------------------------------------------------------------------------

                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)

================================================================================

PROSPECTUS

January 30, 1996


The Gabelli Equity Income Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"). The Fund is an open-end, diversified, management investment company whose investment objective is to seek a high level of total return on its assets with an emphasis on income. The Fund has a distribution plan which permits it to pay up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. The Fund seeks to achieve its investment objective through a combination of capital appreciation and current income by investing primarily in income producing equity securities.

The minimum initial investment is $1,000. A maximum sales charge of 4.50% will be imposed on the purchases of Fund shares for new accounts. Shareholder purchases made in accounts established prior to September 30, 1993 will never be subject to a sales charge. (See "Purchase of Shares"). For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.

                             ----------------------


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated January 30, 1996 (the "Additional Statement") containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. For a free copy, write or call the Fund at the telephone number or address set forth above.


                             ----------------------

                       This Prospectus should be retained
                       by investors for future reference.

                             ----------------------


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY
                               ------------------

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

The  Fund:  The  Gabelli  Equity  Income  Fund  is  an  open-end,   diversified,
     management investment company.

Investment Objective: The Fund's investment objective is to seek a high level of total return on its assets with an emphasis on income. The Fund will seek to achieve this objective through a combination of capital appreciation and current income by investing primarily in income producing equity securities. The Fund's investment adviser will look for such securities that have a better yield than the average of the Standard & Poor's 500 Stock Index, as well as capital gains potential. Although the Fund may also invest in any type of debt instrument and may use various special investment techniques, under normal market conditions the Fund will invest at least 65% of its total assets in income producing equity securities (which include common stocks, preferred stocks and securities convertible into or exchangeable for common and preferred stock). See "Investment Objective and Policies and Related Risk Factors" and "Other Investment Techniques and Related Risk Factors."

Thereis no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions described in the Additional Statement are fundamental and may not be changed without shareholder approval. Its other investment policies may be changed by the Board of Directors without shareholder approval.

Management and Fees: Gabelli Funds, Inc. (the "Adviser") serves as the Fund's investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds. Gabelli & Company, Inc. (the "Distributor"), will act as distributor for Fund shares. The Fund has a distribution plan which permits it to pay the Distributor and others up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. See "Management of the Fund" and "Distribution Plan."

How to Purchase Shares: Shares of the Fund may be purchased through certain registered brokers at the net asset value per share next determined after receipt of an order by the Fund's Distributor or transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment is $1,000. There is no minimum for subsequent investments. Investments through an Individual Retirement Account or other retirement plans, however, have different requirements. See "Purchase of Shares" and "Retirement Plans." A maximum sales charge of 4.50% will be imposed on the purchase of Fund shares for new accounts. Shareholder accounts established prior to September 30, 1993 may continue to purchase additional shares at net asset value.

How to Sell Shares: Shares of the Fund may be redeemed through certain registered brokers and the transfer agent by the shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund's Distributor or transfer agent in proper order. See "Redemption of Shares."

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

Dividends and Reinvestment: Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless a shareholder elects otherwise, be paid on the payment date in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends quarterly and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."

Risk Factors:  Investors  should  consider  the  risks  associated  with  equity securities. See "Investment Objective and Policies and Related Risk Factors -- Equity Securities." The Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If the Fund were to borrow money for additional investments, and such additional investments failed to cover their cost (including interest costs on such borrowings) the Fund's performance would be poorer than would otherwise be the case. Furthermore, if the Fund were to borrow money and the value of its assets were to fall below the statutory coverage requirement of the Investment Company Act of 1940, the Fund would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous. The Fund may use various investment practices that also involve special risks. For a discussion of these practices and the associated risks, see "Other Investment Techniques and Related Risk Factors."

                                          TABLE OF FEES AND EXPENSES
                                          --------------------------
Shareholder Transaction Expenses:
Maximum Sales Load Imposed on Purchases (as a percentage of offering price) (a) ...................      4.50%
Maximum Sales Load Imposed on Reinvested Dividends ................................................      None
Deferred Sales Load ...............................................................................      None
Redemption Fees ...................................................................................      None
Exchange Fees .....................................................................................      None

Annual Fund Operating Expenses (as a percentage of average net assets):
Management Fees (b) ...............................................................................      1.00%
12b-1 Expenses (c) ................................................................................       .25


Other Expenses (d) ................................................................................       .58%
                                                                                                      -------
    Total Operating Expenses ......................................................................      1.83%
                                                                                                      =======




Example:**                                                                  1 year  3 years 5 years    10 years
--------                                                                     -----   ------  ------    --------

You would pay the following expenses on a $1,000 investment, assuming a 5%
  annual return at the end of each period                                   $64.72   $101.85 $141.38    $251.70
If you do not pay a sales load, you would pay the following expenses, whether or not you fully redeem at the end of each time period,
  on a $1,000 investment, assuming a 5% annual return                       $18.59    $57.56  $99.03    $214.79

--------------------------------------------------------------------------------
The amounts listed in this example should not be considered as representative of future expenses since actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
--------------------------------------------------------------------------------
The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear.
-----------
(a)  See "Purchase of Shares."
(b) Subject to potential reduction as a result of the Adviser's expense reimbursement obligations. See "Management of the Fund."
(c)  See "Distribution Plan."
(d) Such expenses include custodian and transfer agency fees and other customary Fund expenses.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Management's Discussion and Analysis of the Fund's performance during the fiscal year ended September 30, 1995 is included in the Fund's Annual Report to Shareholders dated September 30, 1995. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.


FINANCIAL HIGHLIGHTS

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon appears in the Statement of Additional Information:

Selected data for a share of capital stock outstanding throughout each period ending September 30:

                                                           1995           1994           1993          1992+
                                                          ------         ------         ------        -------

Operating Performance:
   Net asset value, beginning of period                    $11.54         $12.15        $10.40          $10.00
   Net investment income                                     0.29           0.30          0.29            0.21
   Net realized and unrealized gain on securities            1.77           0.08          1.81            0.37
                                                           ------         ------        ------         -------
   Total from investment operations                          2.06           0.38          2.10            0.58
Less Distributions:
   Dividends from net investment income                     (0.29)         (0.31)        (0.29)          (0.18)
   Distributions from net realized gain on
      investments                                           (0.66)         (0.68)        (0.06)         --
                                                           ------         ------        ------         -------
   Net asset value, end of period                          $12.65         $11.54        $12.15          $10.40
                                                           ======         ======        ======         =======
   Total Return (not reflecting sales load)                 19.24%          3.3%         20.5%            5.8%
Ratios to average net
  assets/supplemental data:
   Net assets, end of period
      (in thousands)                                      $54,806        $50,191       $54,585         $44,940
   Ratio of operating
      expenses to average
      net assets                                             1.83%          1.81%        1.78%          1.93%*
   Ratio of net investment
      income to average net
      assets                                                 2.50%          2.58%        2.62%          2.65%*
   Portfolio turnover rate                                     30%            20%          76%             22%

----------
* Annualized
+ Fund commenced operations on January 2, 1992.

INVESTMENT OBJECTIVE AND POLICIES
AND RELATED RISK FACTORS

The Fund's investment objective is to seek a high level of total return on its assets with an emphasis on income, through a combination of capital appreciation and current income by investing primarily in income producing equity securities including securities convertible into common stock. The Adviser will look for such securities that have a better yield than the average of the Standard & Poor's 500 Stock Index, as well as capital gains potential. Although the Fund may also invest in any type of debt instrument and may use various special investment techniques, under normal market conditions the Fund will invest at least 65% of its total assets in income producing equity securities (which include common stocks, preferred stocks and securities convertible into or exchangeable for common and preferred stock). Risks inherent in the Fund's investment objective and policies are discussed below.

Equity Securities

Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.

The Adviser believes that opportunities for capital appreciation may also be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.

Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service ("Moody's") and not considered by the Adviser to be of similar quality.

The Fund may invest up to 35% of its assets in convertible and nonconvertible fixed income securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of comparable quality in the judgment of the Adviser. Securities which are not investment grade are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, the Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which the Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to in the financial press as "junk bonds." For further information regarding lower rated securities and the risks associated therewith, see "Other Investment Techniques" in the Additional Statement and the Description of Corporate Bond, Corporate Debt and Preferred Stock Ratings attached hereto as an Appendix.

Nonconvertible Debt Securities

Under normal market conditions, the Fund may invest up to 35% of its assets in fixed income securities which are not convertible or exchangeable for common


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

stock. These securities include preferred stocks, bonds, debentures, notes, asset and mortgage backed securities and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default although the Fund will not invest more than 5% of its assets in such securities. See "Equity Securities" for a discussion of credit considerations. Preferred stocks are subject to the same types of risks as are debt instruments. In addition, because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.

Asset-Backed and Mortgage-Backed
Securities

Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

For temporary defensive purposes the Fund may invest up to 100% of its assets in nonconvertible fixed income securities or high quality money market instruments.

OTHER INVESTMENT TECHNIQUES
AND RELATED RISK FACTORS

Foreign Securities

The Fund may invest up to 35% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Corporate Reorganizations

Subject to the Fund's policy of investing at least 65% of its assets in income producing equity securities, the Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. For further information on such investments, see "Other Investment Techniques" in the Additional Statement.

Options

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission the Fund is limited to an investment not in excess of 5% of its total assets

Warrants and Rights

The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on recognized stock exchanges.

When Issued, Delayed Delivery
Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a


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month or more after the date of the  commitment.  While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian (as hereinafter defined) cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. See "When Issued, Delayed Delivery Securities and Forward Commitments" in the Additional Statement.

Unseasoned Companies

The Fund may invest in securities of unseasoned companies. In view of the limited liquidity, more speculative prospects and price volatility, the Fund will not invest more than 10% of the Fund's assets (at the time of purchase) in securities of companies (including predecessors) that have operated less than three years.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities

The Fund may invest up to 10% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual


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restrictions.  The sale of  illiquid  securities  often  requires  more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked-to-market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its total assets would be so invested.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are


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risks of delay in recovery  and in some cases even loss of rights in  collateral should the borrower of the securities fail financially.

Borrowing

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Portfolio Turnover


The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover is expected to be less than 100%.


Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Rapid turnover makes it more difficult to qualify as a regulated investment company for Federal tax purposes, in view of the requirement that, in order to so qualify, the Fund must derive less than 30% of its gross income in any tax year from gains on the sale of securities held less than three months. Failure to qualify as a regulated investment company would result in Federal taxation of the Fund's income at the standard corporate rate of 35%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

MANAGEMENT OF THE FUND

The Fund's Board of Directors (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of Gabelli & Company, Inc. (the "Distributor"), the Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund on behalf of the Fund, the Adviser under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities and the exercise of all voting and other rights appertaining thereto; provides facilities and personnel required for the Fund's administrative management; supervises the performance of administrative and professional services provided by others; and pays the compensation of the Administrator and all officers and directors of the Fund who are its affiliates. Mr. Mario J. Gabelli -- Portfolio Manager, will be primarily responsible for the day-to-day management of the Gabelli Equity Income Fund. Mr. Gabelli is Chairman, President and Chief Executive Officer and a Director of the Adviser. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily net assets, which is higher than that paid by most mutual funds. For the period from January 2, 1992 (commencement of operations) through September 30, 1992 and for the fiscal years ended September 30, 1993, September 30, 1994 and September 30, 1995
the  Adviser  received  fees  of  $261,845,   $516,970,  $520,763  and  $512,370
respectively, representing an annualized fee of 1.00% of average net assets.
The Adviser is located at One Corporate Center, Rye, New York 10580-1434.


The Adviser was formed in 1980 and as of  December  31, 1995 acts as  investment


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adviser to the following funds with aggregate assets in excess of $4.1 billion:


                                           Net Assets
Open-end funds:                              12/31/95
---------------                              --------
                                        (in millions)
The Gabelli Asset Fund                         $1,090
The Gabelli Growth Fund                           526
Gabelli Gold Fund, Inc.                            15
The Gabelli Value Fund Inc.                       486
The Gabelli Small Cap Growth Fund                 229
The Gabelli Equity Income Fund                     36
The Gabelli U.S. Treasury Money Market Fund       236
The Gabelli ABC Fund                               21
The Gabelli Global  Telecommunications Fund       123
The Gabelli Global Interactive
  Couch Potato(R) Fund                             31
The Gabelli Global Convertible  Securities Fund    16
Gabelli International Growth Fund, Inc.             2
Gabelli Capital Asset Fund                         26
Closed-end funds:
The Gabelli Convertible Securities Fund, Inc.      89
The Gabelli Equity Trust Inc.                   1,034
The Gabelli Global Multimedia Trust Inc.           90

Gabelli & Company, Inc., the Distributor of each open-end fund's respective shares, is an indirect majority owned subsidiary of the Adviser. GAMCO Investors, Inc, ("GAMCO"), a majority owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of December 31, 1995, GAMCO had aggregate assets in excess of $5 billion under its management. Teton Advisers LLC is an affiliated Investment Adviser to the Westwood Funds with aggregate assets in excess of $38 million. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser.


In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditors' services, costs of printing all materials sent to shareholders, charges of State Street Bank and Trust Company (the "Custodian", "Transfer Agent" and dividend paying agent) and any other persons hired by the Fund, Securities and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and printing costs for reports and similar materials sent to shareholders, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Fund for sale in various jurisdictions, expense of the Fund's distribution plan adopted under Rule 12b-1, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

The Additional Statement contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, and administrative provisions.

Administrator


The Adviser has entered into an Administration Contract with Furman Selz LLC ("Furman Selz" or the "Administrator") pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations. These services include the preparation and distribution of materials for meetings of the Fund's Board of Directors, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. The Administrator's services do not include the investment advisory and portfolio management services of the Adviser. For the services and the related expenses borne by Furman Selz, the Adviser pays it a monthly fee at the annual rate of .10% of the average net assets (with a minimum annual fee of $40,000 per portfolio) on the first $350 million of funds advised by the Adviser and administered by Furman Selz; 0.075% of any assets above $350 million and .06% of any assets above $600 million which, together with the services to be rendered, are subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.


Furman Selz has its  principal  office at 237 Park  Avenue,  New York,  New York

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10017. Furman Selz is primarily an institutional  brokerage firm with membership on the New York, American, Boston, Philadelphia, Midwest and Pacific Stock Exchanges.

DISTRIBUTION PLAN

The Board of Directors of the Fund has approved as being in the best interests of the Fund and its shareholders a Distribution Plan which authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to .25% of the Fund's average daily net assets. Payments may be made in subsequent years for expenses incurred in prior years. The potential for such subsequent payments is a contingent liability for which no amount is currently being recorded because the Fund does not have a reasonable basis on which to conclude that the Board of Directors will approve such payment.

Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940 which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plan is likely to benefit shareholders.


The  Board  of  Directors  has  initially  implemented  the Plan by  having  the
Corporation enter into an agreement with the Distributor authorizing reimbursement of expenses (including overhead) incurred by the Distributor and its affiliates up to the .25% rate authorized by the Plan for distribution activities of the types listed above. To the extent any of these payments are based on allocations by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Directors and would be based on such factors as the net assets of each Fund, the number of shareholder inquiries and similar pertinent criteria. For the fiscal years ended September 30, 1993, September 30, 1994 and September 30, 1995, the Fund incurred distribution costs payable to the Adviser of $129,230, $130,199, and $128,073, respectively, or 25% of average net assets under the Plan.


PURCHASE OF SHARES

Shares of the Fund are currently offered with a maximum sales load of 4.50%. The minimum initial investment is $1,000. There is no minimum for subsequent investments. Shares of the Fund are sold at the public offering price based on the net asset value per share next determined after receipt of an order by the Fund's Distributor or Transfer Agent in proper form with accompanying check or bank wire payments arrangements satisfactory to the Fund. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.

Shares of the Fund may be purchased through registered broker-dealers. Such broker-dealers may charge the investor a fee for their services. Such fees may


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vary among broker-dealers,  and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account.

Prospectuses, sales material and applications may be obtained from the Distributor. The Fund and its Distributor reserve the right in their sole discretion (1) to suspend the offerings of the Fund's shares and (2) to reject purchase orders when, in the judgment of the Fund's management, such rejection is in the best interest of the Fund. The net asset value per share of the Fund is determined as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m., New York City time, on each day that trading is conducted on the New York Stock Exchange by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Portfolio securities for which market quotations are readily available are valued at market value as determined by the last quoted sale price prior to the valuation time on the valuation date in the case of securities traded on securities exchanges or other markets for which such information is available. Other readily marketable securities are valued at the average of the latest bid and asked quotations for such securities prior to the valuation time. Debt securities with remaining maturities of 60 days or less are valued at amortized cost. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors of the Fund. See "Determination of Net Asset Value" in the Additional Statement.

Mail

To make an initial purchase by mail, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Equity Income Fund" to:

                                The Gabelli Funds
                                  P.O. Box 8308
                              Boston, MA 02266-8308

Subsequent  purchases do not require a completed  application and can be made by
(1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.


Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. The Fund reserves the right to reject purchases by check made payable to someone other than the Fund.


Bank Wire

To initially purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 1-800-422-3554 to obtain a new account number. The investor should then instruct a Federal Reserve System member bank to wire funds to:

                       State Street Bank and Trust Company
                      ABA # 011-0000-28 REF DDA # 99046187
                           Attn: Shareholder Services
                       Re: The Gabelli Equity Income Fund

A/C # ________________________________________________
Account of          (Registered Owner)
            -----------------------------------------
225 Franklin Street, Boston, MA 02110

For initial purchases, the investor should promptly complete and mail the subscription order form to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.


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Personal Delivery

Deliver a check made payable to "The Gabelli Equity Income Fund" along with a completed subscription order form to:

                                The Gabelli Funds
                          The BFDS Building, 6th Floor
                               Two Heritage Drive
                             North Quincy, MA 02171

Telephone Investment Plan

You may purchase additional shares of the Fund by telephone through the Automated Clearing-house (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved investment plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your mutual fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI (422-3554) or 1-800-872-5365. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.

Automatic Investment Plan

The Fund offers an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an Automatic Investment Plan.

Systematic Withdrawal Plan

The Fund offers a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.

Other Investors

No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

Sales Charges

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge, as described below, on a continuous basis through (1) securities brokers that are members of the National Association of Securities Dealers, Inc. and have entered into selected broker agreements with the Distributor ("selected brokers"), (2) banks and other depository institutions, or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents") and/or (3) the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains are not subject to any sales charges. The Fund would receive the entire net asset value of its shares sold to investors through reinvestment. The Distributor's commission is the sales charge shown below less any applicable discount "reallowed" to selected brokers and agents. Normally, the Distributor will reallow discounts to selected brokers and agents in the amounts indicated in the table below. From time to time, however, the Distributor may elect to reallow the entire sales charge to selected brokers or agents for all sales with respect to which orders are placed with the Distributor during a particular period. A selected broker who receives reallowance equal to or in excess of such a sales charge may be deemed an "Underwriter" under the Securities Act of 1933.


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14
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                                      Discount or
                                    Sales Charge as          Commission to
                                    a Percentage of             Dealers or
                             ----------------------------      Agents as a
                             Net Amount   Public Offering      % of Public
       Amount Invested         Invested             Price   Offering Price
       ---------------         --------             -----   --------------

$49,999 or less                   4.71%              4.50%       4.00%
$50,000 but less than $200,000    3.09%              3.00%       2.50%
$200,000 or more                  1.52%              1.50%       1.00%


Reduced Sales Charges

A reduction of sales charge rates in the tables above may be obtained as follows:

Right of Accumulation

A "single purchaser" (as defined below) is entitled to a reduced sales charge and will be credited with amounts currently and previously paid to purchase shares (sold subject to a sales charge) of the Fund. The Right of Accumulation is illustrated by the following example: if a previous purchase currently valued in the amount of $45,000 had been made subject to a sales charge and the shares are still held, a current purchase of $6,000 will qualify for a 3.00% sales charge. The reduced sales charge is applicable only to current purchases.

The term "single purchaser" refers to (1)an individual, (2) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (3) a trustee or other fiduciary purchasing for any one trust, estate, or fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Sections 401 or 403 of the Internal Revenue Code of 1986 (the "Code") but not for a group formed to acquire shares). To be entitled to a reduced sales charge for shares already owned, the investor must notify the Distributor or the Transfer Agent at the time of the purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his spouse or for minor children, the age of any such child and the specific relationship of each such person to the investor.

Letter of Intent

By initially investing at least $1,000 and submitting a Letter of Intent to the Distributor, a "single purchaser" may make purchases of shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

Other Circumstances


No sales charge is imposed on shares of the Fund in the following circumstances:
(1) sold to persons described under "Purchase of Shares -- Other Investors" with respect to whom no minimum investment is required; (2) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Corporation is a party; (3) sold to employees of selected brokers; (4) purchased by charities and endowments and other tax-exempt organizations enumerated in Section 501(c)(3) of the Code if, giving effect to the purchase, the net asset value of the account is $50,000 or more; (5) sold to employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser;
(6) sold to financial institutions purchasing the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; (7) sold to qualified employee benefit plans having more than 100 eligible employees and $1 million in plan assets invested in the Fund (Plan sponsors must notify the Fund's Distributor when they first satisfy these requirements); (8) purchased by registered investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker agent; and (9) and sold to accounts existing before September 30, 1993 and in accounts established by such shareholders after that date.


REDEMPTION OF SHARES

Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net


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                                                                              15
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asset value.  Redemption requests received after the time as of which the Fund's net asset value is determined on a particular day will be redeemed at the net asset value of the Fund determined on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly
endorsed  is  also   required.   Signatures  on  a  redemption   request  and/or
certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges
and  associations,   clearing  agencies  and  savings  associations   (signature
guarantees by notaries public are not acceptable).  Shareholders may also redeem
Fund  shares  through   certain   registered   broker-dealers,   who  have  made
arrangements with the Fund permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. Under such circumstances, shareholders of the Fund receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has by order permitted such suspension or (3) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Telephone Redemption
By Check

The Fund accepts telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling either 1-800-GABELLI (422-3554) or 1-800-872-5365, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven
(7) days.

By Bank Wire

The Fund accepts telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the subscription order form or in a subsequent written authorization with the

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16

--------------------------------------------------------------------------------

signature guaranteed. The Fund accepts signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the New York Stock Exchange is not open, a new request will be required the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen
(15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by the Adviser, provided the account is registered in the redeeming shareholder's name. Such purchase will be made at the respective net asset value plus applicable sales charge, if any, with credit for any sales charge previously charged by the Distributor.

The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions.

RETIREMENT PLANS

The Fund has available a form of Individual Retirement Account ("IRA") for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account.

Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a maximum of $2,250 annually to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the


--------------------------------------------------------------------------------

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Fund  having an  aggregate  net asset value as of the  ex-dividend  date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends quarterly and capital gains distributions, if any, on an annual basis.

The Fund has qualified and intends to continue to qualify as a "Regulated Investment Company" under the Code and thus is not subject to Federal income tax on that portion of its net investment income and realized capital gain that it pays out to its shareholders.

To qualify, the Fund must meet certain relatively complex tests, including the requirement that less than 30% of its gross income (exclusive of losses) must be derived from the sale or other disposition of securities held for less than three months. The loss of such status would result in the Fund being subject to Federal income tax on its taxable income and gains.

A redemption of shares will generally result in the recognition of gain or loss for income tax purposes equal to the difference between the proceeds of the redemption and the shareholder's basis in the shares redeemed.

Dividends from net investment income and distributions from realized short-term capital gains are taxable to the recipient shareholders as ordinary income, whether paid in cash or in additional Fund shares. In the case of corporate shareholders, the portion of the Fund's distributions attributable to dividends received by the Fund on its investments in common or preferred stock may be eligible for the dividends received deduction as long as certain requirements are satisfied by the shareholder. Distributions out of long-term capital gains are taxable to the recipient as long-term capital gains. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective shareholders may wish to consult their tax advisers concerning the Federal, state and local tax consequences of such investment.

GENERAL INFORMATION

Description of Shares, Voting Rights
and Liabilities

The Fund is a series of Gabelli Equity Series Funds, Inc., (the "Corporation") which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share, one hundred million of which have been initially classified as Fund shares. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into two series each having a separate portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of its shareholders which include a list of portfolio securities and the Fund's financial statements which

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18

--------------------------------------------------------------------------------

shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

Shareholder Approval

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the Investment Company Act of 1940 requires the affirmative vote of at least a "majority" (as defined by the Investment Company Act of 1940) of the outstanding voting securities of the Fund or the Corporation at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

Performance Information

The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. The Fund may also furnish total return and yield calculations for other periods based on investments at various sales charge levels or net asset values.

Custodian, Transfer Agent and
Dividend Disbursing Agent

State Street Bank and Trust Company is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street Bank and Trust Company performs the shareholder services on behalf of State Street and is located at The BFDS Building, Two Heritage Drive, North Quincy, MA 02171. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.

Independent Auditors

Ernst & Young LLP has been appointed independent auditors for the Fund, and is located at 787 7th Ave., New York, NY 10019.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-GABELLI (1-800-422-3554).


Upon request, Gabelli & Company, Inc. will provide without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.


This Prospectus omits certain information con- tained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement including items omitted herein, may be obtained from the Commis-sion by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement may be obtained without charge from the Fund or its Distributor.




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19
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                   TABLE OF CONTENTS
                                                 Page
                                                 ----
Prospectus Summary .........................        2

Table of Fees and Expenses .................        3

Financial Highlights .......................        4

Investment Objective and Policies and
  Related Risk Factors .....................        4

Other Investment Techniques and
  Related Risk Factors .....................        6

Management of the Fund .....................       10

Distribution Plan ..........................       12

Purchase of Shares .........................       12

Redemption of Shares .......................       15

Retirement Plans ...........................       17

Dividends, Distributions and Taxes .........       17

General Information ........................       18



--------------------------------------------------------------------------------
No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Adviser, the Administrator, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy in any state to any person to whom it is unlawful to make such offer in such state.
--------------------------------------------------------------------------------


The
Gabelli
Equity
Income
Fund






                                   PROSPECTUS
                                January 30, 1996




                               GABELLI FUNDS, INC.
                               Investment Adviser

                             GABELLI & COMPANY, INC.
                                   Distributor

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)

                       STATEMENT OF ADDITIONAL INFORMATION


                                January 30, 1996

This Statement of Additional Information ("Additional Statement") relates to The Gabelli Equity Income Fund (the "Fund") which is a series of The Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"), and is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's prospectus dated January 30, 1996, as supplemented from time to time (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.


                                TABLE OF CONTENTS

                                                               Page
                                                               ----
             Other Investment Techniques ...................   B-2
             The Adviser ...................................   B-5
             The Distributor ...............................   B-6
             Directors and Officers ........................   B-7
             Investment Restrictions .......................   B-10
             Portfolio Transactions and Brokerage ..........   B-11
             Purchase and Redemption of Shares .............   B-13
             Determination of Net Asset Value ..............   B-13
             Dividends, Distributions and Taxes ............   B-13
             Investment Performance Information ............   B-16
             Appendix to Statement of Additional Information   B-17
             Financial Statements ..........................   B-20

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

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                           OTHER INVESTMENT TECHNIQUES

Securities Subject to Reorganization

     Subject to the Fund's policy of investing at least 65% of its assets in income producing equity securities the Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Gabelli Funds, Inc. (the "Adviser"), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. (See "Other Investment Techniques and Related Risk Factors" in the Prospectus.)

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of proposal is in process. In making the investments the Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses as well as making it more difficult for the Fund to meet the tests for favorable tax treatment as a "Regulated Investment Company" under the Internal Revenue Code of 1986 (the "Code") (see "Dividends, Distributions and Taxes" in the Prospectus). The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments as well as to monitor the effect of such investments on the tax qualification test of the Code.


Nonconvertible Debt Securities

     As disclosed in the Prospectus, up to 35% of the Fund's assets may be invested in lower quality nonconvertible debt securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's and S&P

--------------------------------------------------------------------------------

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respectively,  which  ratings are  considered  investment  grade,  possess  some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

     Factors adversely affecting the market value of high yield and other securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

     From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

     The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Fund's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Hedging Transactions

     Futures Contracts. The Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

     Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

     Currency Transactions. The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security a Series is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Series' portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Although the Adviser has no current intention of using such instruments on behalf of the Fund, it may choose to do so at a future date depending upon market conditions prevailing at such time and the perceived investment needs of the Fund.


                                   THE ADVISER

     The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434.

     Pursuant to an Investment Advisory Contract which was approved by the Fund's sole shareholder on December 9, 1991 the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions for the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

     Under the Investment Advisory Contract, the Adviser also (1) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund; (3) provides the Fund, if requested, with adequate office space and facilities: (4) prepares, but does not pay for, periodic updating of the Fund's registration statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission; (5) supervises the calculation of the net asset value of shares of the Fund; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the Investment Company Act of 1940 (the "Act") to be acted upon by the Board.


     The Adviser has entered into an Administration Contract with Furman Selz Incorporated ("Furman Selz" or the "Administrator") 237 Park Avenue, New York, New York 10017, pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations but which do not concern the investment advisory and portfolio management services provided by the Adviser. For such services and the related expenses borne by Furman Selz, the Adviser pays a monthly fee at the annual rate of .10% of the average net assets of the Fund (minimum annual fee of $40,000 per portfolio) on the first $350 million of funds advised by such Adviser and administered by Furman Selz and .075% of any net assets above $350 million and .06% of any assets above $600 million which, together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.


     The Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Investment Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

     The Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Directors of the Corporation, by the holders of a majority, as defined in the Act, of the outstanding shares of the Corporation, or by the Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the Act and except to the extent the Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." The Investment Advisory Contract provides in effect, that unless terminated it will remain in effect until December 15, 1993, and from year to year thereafter, so long as continuance of the Investment Advisory Contract is approved annually by the Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.

     The Investment Advisory Contract also provides that the Adviser is obligated to reimburse to the Fund any amount up to the amount of its advisory fee by which its aggregate expenses including advisory fees payable to the Adviser (but excluding interest, taxes, Rule 12b-1 expenses, brokerage commissions, extraordinary expenses and any other expenses not subject to any applicable expense limitation) during the portion of any fiscal year in which the Contract is in effect exceed the most restrictive expense limitation imposed by the securities law of any jurisdiction in which the shares of the Fund are registered or qualified for sale. Such limitation is currently believed to be 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. For purposes of this expense limitation Fund expenses are accrued monthly and the monthly fee otherwise payable to the Adviser postponed to the extent that the includable Fund expenses to date exceed the proportionate amount of such limitation to date.


                                 THE DISTRIBUTOR

     The Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is a subsidiary of Gabelli Funds, Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

     The Distribution Agreement is terminable by the Distributor or the Corporation at any time without penalty on not more than sixty nor less than thirty days' written notice, provided, that termination by the Corporation must be directed or approved by the Board of Directors of the Corporation, by the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

vote of the holders of a majority of the outstanding securities of the Corporation, or by written consent of a majority of the directors who are not interested persons of the Corporation or the Distributor. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the Act.The Distribution Agreement provides that, unless terminated, it will remain in effect until December 15, 1993 and from year to year thereafter, so long as continuance of the Distribution Agreement is approved annually by the Corporation's Board of Directors or by a majority of the outstanding voting securities of the Corporation, and in either case, also by a majority of the Directors who are not interested persons of the Corporation or the Distributor.


                             DIRECTORS AND OFFICERS


     The Directors and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Adviser or the Administrator, are shown below. Directors deemed to be
"interested persons" of the Fund for purposes of the Investment Company Act of 1940 are indicated by an asterisk.


                                             Principal Occupations During Last Five Years; Affiliations
Name, Position with Fund and Address         with the Adviser or Administrator.
------------------------------------         --------------------------------------------------------------------------------

Mario J. Gabelli*                            Mr. Gabelli is Chairman,  President,  Chief Executive  Officer and a Director of
President, Director and                      Gabelli  Funds,  Inc.;  Chief  Investment  Officer  of  GAMCO  Investors,  Inc.;
Chief Investment Officer                     President  and  Chairman of The Gabelli  Equity Trust Inc.;  The Gabelli  Global
Age: 53                                      Multimedia Trust Inc.;  President,  Chief Investment Officer and Director of The
                                             Gabelli Value Fund Inc., The Gabelli Convertible  Securities Fund, Inc., Gabelli
                                             Investor  Funds,  Inc.,  Gabelli  Capital Asset Fund   and Gabelli Global Series
                                             Funds,  Inc.;  Director of Gabelli  International  Growth Fund, Inc. and Gabelli
                                             Gold Fund,  Inc.;  Trustee of The Gabelli  Asset Fund, The Gabelli  Money Market
                                             Funds; and The Gabelli Growth Fund;  Chairman and Director of Lynch Corporation.
                                             Director and Adviser of Gabelli International Ltd. Director of Morgan Group Inc.

James E. McKee                               Vice  President  and  General  Counsel of the  Investment  Advisory  Division of
Secretary                                    Gabelli Funds,  Inc.;  Secretary of all Funds Advised by Gabelli Funds, Inc. and
Age: 32                                      Teton  Advisers  LLC.  Secretary of The Westwood  Funds since August 1995.  Vice
                                             President and General Counsel of GAMCO Investors, Inc. since 1993. Prior to that date Branch Chief with the U.S.  Securities and Exchange  Commission in New York
                                             from  1992  through  1993.  Staff  attorney  with the  Securities  and  Exchange
                                             Commission in New York from 1989 through 1992.

Bruce N. Alpert                              Vice President, Treasurer and Chief Financial Officer of the investment advisory
Vice-President and                           division of the Adviser;  President  and Treasurer of The Gabelli Asset Fund and
Treasurer                                    The Gabelli  Growth Fund;  Vice  President and  Treasurer of The Gabelli  Equity
Age: 44                                      Trust Inc. and The Gabelli Global Multimedia Trust Inc., The Gabelli Convertible
                                             Securities  Fund,  Inc.,  Gabelli Investor Funds,  Inc.,  Gabelli  International
                                             Growth Fund,  Inc.,  Gabelli Gold Fund,  Inc.,  Gabelli  Capital Asset Fund, and
                                             Gabelli Global Series Funds,  Inc. and The Gabelli Money Market Funds, and since
                                             November 1994 Vice President of The Westwood Funds and Manager of Teton Advisers
                                             LLC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Principal Occupations During Last Five Years; Affiliations
Name, Position with Fund and Address         with the Adviser or Administrator.
------------------------------------         --------------------------------------------------------------------------------

Felix J. Christiana                          Formerly Senior Vice President of Dry Dock Savings Bank. Mr.  Christiana is also
Director                                     a Director of The Gabelli Value Fund Inc.,  The Gabelli  Convertible  Securities
Age: 71                                      Fund, Inc., Gabelli Investor Funds, Inc., and Gabelli Global Series Funds, Inc.,
                                             The Gabelli Global  Multimedia  Trust  Inc.,  The  Gabelli Equity Trust Inc. and
                                             The  Treasurer's  Fund,  Inc.,  and a Trustee of The Gabelli  Asset Fund and The
                                             Gabelli Growth Fund.

Anthony J. Colavita                          President  and  Attorney  at Law in the law firm of Anthony J.  Colavita,  P.C.;
Director                                     Director  of  The  Gabelli Value Fund Inc., The Gabelli  Convertible  Securities
Age: 60                                      Fund Inc., Gabelli Investor Funds Inc., Gabelli International Growth Fund, Inc.,
                                             Gabelli Gold Fund,  Inc.,  Gabelli  Capital Series Fund, Inc. and Gabelli Global
                                             Series Funds,  Inc.; Trustee of The Gabelli Asset Fund, The Gabelli Growth Fund,
                                             The Gabelli Money Market Funds and The Westwood Funds.

Vincent D. Enright                           Senior Vice President and Chief Financial Officer of Brooklyn Union Gas Company.
Director                                     Trustee of The Gabelli Money Market Funds.  Director of Gabelli  Investor Funds,
Age: 54                                      Inc., and Gabelli Global Series Funds, Inc.

John D. Gabelli*                             Vice  President of Gabelli & Company,  Inc.,  Director of Gabelli  Funds,  Inc.,
Director                                     Gabelli Investor Funds,  Inc., and Gabelli Global Series Funds,  Inc. Manager of
Age: 51                                      Teton Advisers LLC.

Robert J. Morrissey                          Partner in the law firm of Morrissey & Hawkins.  Former  partner in the law firm
Director                                     of Withington Cross Park & Groden. Director of The Gabelli Value Fund Inc.
Age: 56

Anthony R. Pustorino                         Mr.  Pustorino  is a  Professor  of  Accounting  at  Pace  University.  Formerly
Director                                     President and shareholder, Pustorino Puglisi & Co., certified public accountants
Age: 70                                      (1961-1989).  Mr. Pustorino is a Director of The Gabelli Convertible  Securities
                                             Fund, Inc.,  Gabelli Investor Funds, Inc., Gabelli Capital Series Fund, Inc, and
                                             Gabelli  Global Series  Funds,  Inc.,  The Gabelli Value Fund Inc.,  The Gabelli
                                             Global  Multimedia  Trust Inc., The Gabelli  Equity Trust Inc., The  Treasurer's
                                             Fund, Inc., and a Trustee of The Gabelli Asset Fund and The Gabelli Growth Fund.

Anthonie C. van Ekri                         Managing  Director of Balmac  International,  Ltd.  Formerly  Chairman and Chief
Director                                     Executive Officer of Balfour MacLaine  Corporation and Kay Corporation  (through
Age: 61                                      1990).  Director of Stahel  Hardmeyer  A.Z.  (through  present);  Trustee of The
                                             Gabelli Asset Fund,  The Gabelli Growth Fund and The Gabelli Money Market Funds.
                                             Director of Gabelli Series Funds, Inc., Gabelli International Growth Fund, Inc.,
                                             Gabelli Investor Funds, Inc., Gabelli Global Series Funds, Inc. and Gabelli Gold
                                             Fund, Inc.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Principal Occupations During Last Five Years; Affiliations
Name, Position with Fund and Address         with the Adviser or Administrator.
------------------------------------         --------------------------------------------------------------------------------

Karl Otto Pohl*                              Partner of Sal Oppenheim Jr. & Cie. (private  investment bank); Former President
Director                                     of the Deutsche Bundesbank  (Germany's Central Bank) and Chairman of its Central
Age: 65                                      Bank   Council   (1980-1991);   Currently   board  member  of  IBM  World  Trade
                                             Europe/Middle      East/Africa      Corp.;      Bertelsmann      AG;      Zurich
                                             Versicherungs-Gesellschaft  (insurance);  the  International  Advisory  Board of
                                             General Electric  Company;  the  International  Council for JP Morgan & Co.; the
                                             Board of Supervisory  Directors of ROBECo/o Group; and the Supervisory  Board of
                                             Royal Dutch (petroleum company); Advisory Director of Unilever N.V. and Unilever
                                             Deutschland;  German Governor,  International  Monetary Fund (1980-1991);  Board
                                             Member,  Bank for  International  Settlements  (1980-1991);  Chairman,  European
                                             Economic  Community Central Bank Governors  (1990-1991);  Trustee or Director of
                                             all Funds advised by Gabelli Funds, Inc.


     The Fund pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $3,000 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation. Messrs. Mario J. Gabelli and John D. Gabelli are brothers. Mr. Pohl receives fees from the Adviser but has no obligation to provide any services to the Adviser. Although this relationship does not appear to require designation of Mr. Pohl as an interested person, the Fund is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.


     The following table sets forth certain information regarding the compensation of the Fund's directors and officers. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the calendar year ended December 31, 1995 in excess of $60,000.


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                                                                             B-9

--------------------------------------------------------------------------------

                               COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Total Compensation
                              Aggregate Compensa      Pension or Retirement                            from Registrant and
Name of Person,               tion from Registrant    Benefits Accrued as     Estimated Annual Ben-    Fund Complex Paid
Position                      for Fiscal Year         Part of Fund Expenses   efits upon Retirement    to Directors
------------------------------------------------------------------------------------------------------------------------------------
Mario J. Gabelli                  $    0                       N/A                     N/A                 $     0
  President, Director and
  Chief Investment Officer

Felix J. Christiana
  Director                         5,000                       N/A                     N/A                  71,500 (9)
Anthony J. Colavita
  Director                         5,000                       N/A                     N/A                  65,753 (10)
Vincent D. Enright
  Director                         5,000                       N/A                     N/A                  17,000 (4)
John D. Gabelli
  Director                           0                         N/A                     N/A                      0
Robert J. Morrissey
  Director                         5,000                       N/A                     N/A                  28,500 (3)
Anthony R. Pustorino
  Director                         5,000                       N/A                     N/A                  81,003 (8)
Anthonie C. van Ekris
  Director                         5,000                       N/A                     N/A                  45,253 (8)
Karl Otto Pohl
  Director                         5,000                       N/A                     N/A                  80,253 (12)


----------

     * Represents the total compensation paid to such persons during the calendar year ending December 31, 1995 (and, with respect to the Fund, estimated to be paid during a full calendar year). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund, because, among other things, they have a common investment adviser.



                             INVESTMENT RESTRICTIONS
     The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. The Fund may not:

          (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than

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B-10

--------------------------------------------------------------------------------

     securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

          (2) invest 25% or more of the value of its total assets in any one industry;

          (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 331/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

          (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

          (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

          (6) invest for the purpose of exercising control over management of any company;

          (7) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments;

          or

          (8) purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas or mineral interests.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

     The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

     The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.


     The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund. For the fiscal years ended September 30, 1993, September 30, 1994 and September 30, 1995, the Fund paid a total of $79,791, $35,227 and $39,037, respectively, in brokerage commissions of which Gabelli & Company, Inc. received $5,540, $7,796 and $6,176 (or 6.9%, 22.1% and 15.8% of
the total brokerage commission), respectively.


     As required by Rule 17e-1 under the Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

     To obtain the best execution of portfolio trades on the New York Stock Exchange ("Exchange"), Gabelli controls and monitors the execution of such transactions on the floor of the Exchange through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the Exchange. Such

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B-12

--------------------------------------------------------------------------------

transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the New York Stock Exchange.


                        PURCHASE AND REDEMPTION OF SHARES

     Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is determined once daily as of the close of business of the regular trading session of the New York Stock Exchange, normally 4:00 p.m. New York time, on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

     In the calculation of the Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") is valued at its last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked price); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked price; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

General

     The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

     The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long- term capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of undistributed amount, (2) will be entitled to credit its proportionate share of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

     A distribution will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

     Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

     Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

     Hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund.In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character and timing of gains, losses or deductions from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such heding transactions.

     The 30% limitation and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

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B-14

--------------------------------------------------------------------------------

Distributions

     Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S.corporations. Distributions of net capital gain (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Sales of Shares

     Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Backup Withholding

     The Corporation may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

Foreign Withholding Taxes

     Income  received by the Fund from sources within  foreign  countries may be
subject  to  withholding  and  other  taxes  imposed  by  such  countries.   Tax
conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

Corporate Matters

     The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

     Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.


                       INVESTMENT PERFORMANCE INFORMATION

     The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Fund may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or net asset value.

     Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD=2[((A-B)/(CD)+1)^6-1]

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.


For the 30 day period ended October 31, 1995, the Fund's annualized yield was -1.03%.


     Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. The Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the Fund's portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

     From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning the Fund. These sources include: Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

     In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to

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B-16

--------------------------------------------------------------------------------

other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Quotations of the Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and are calculated pursuant to the following formula:

                              T=(ERV/P)^(1/n)-1

     (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). Total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.


     For the period from January 2, 1992 (commencement of operations) through September 30, 1995, the Fund's cumulative total return was 57.1% and the average annual total return for the period from January 2, 1992 (commencement of operations) through September 30, 1995 was 12.8% and for the 12 months ended September 30, 1995 it was 19.2%. Assuming deduction of the maximum 4.50% sales charge the total return for the respective periods noted herein would have been 11.4% and 13.9%, respectively.



                          SHARES OF BENEFICIAL INTEREST


     As of January 22, 1996, there were no shareholders owning 5% or more of the Fund.


     As of the date of this Statement of Additional Information the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.


                 APPENDIX TO STATEMENT OF ADDITIONAL INFORMATION

Description of Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

outstanding investment characteristics and in fact have speculative characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's ("S&P's") Corporate Debt Ratings

     AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Preferred Stock Ratings

     aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings

     AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                              FINANCIAL STATEMENTS


     The  Fund's   Financial   Statements   for  the  period   January  2,  1992
(commencement of operations) through September, 1995 including the Report of Ernst &Young LLP, independent accountants, are included herein.


--------------------------------------------------------------------------------

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1995

================================================================================


                                                                       Market
     Shares                                             Cost           Value
     ------                                             ----           -----
               COMMON STOCKS -- 85.00%
               AUTOMOTIVE -- 1.40%
      6,500    Ford Motor Company ..............    $   153,183     $   202,313
     12,000    General Motors
                 Corporation ...................        447,738         562,500
                                                    -----------     -----------
                                                        600,921         764,813
                                                    -----------     -----------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.39%
     15,000    GenCorp Inc. ....................        184,500         159,375
     15,000    Genuine Parts Company ...........        532,441         601,875
                                                    -----------     -----------
                                                        716,941         761,250
                                                    -----------     -----------
               AVIATION: PARTS AND ACCESSORIES -- 2.52%
      7,500    Boeing Co. ......................        473,679         511,875
     15,000    Curtiss-Wright Corp. ............        444,138         663,750
      5,000    General Motors Corporation
                 Cl. H .........................        174,000         205,000
                                                    -----------     -----------
                                                      1,091,817       1,380,625
                                                    -----------     -----------
               BUSINESS SERVICES -- 4.41%
     10,000    Dun & Bradstreet Corp. ..........        580,250         578,750
      9,000    Honeywell, Inc. .................        388,245         385,875
     12,000    International Business
                 Machines Corporation ........          615,237       1,132,500
     17,000    Landauer, Inc. ..................        263,787         323,000
                                                      ---------       ---------
                                                      1,847,519       2,420,125
                                                      ---------       ---------
               CONSUMER PRODUCTS -- 8.31%
     40,000    American Brands, Inc. ...........      1,510,750       1,690,000
      7,000    Eastman Kodak Company ...........        413,935         414,750
     14,000    General Electric Company ........        680,310         892,500
      8,000    Gillette Company ................        202,038         381,000
      8,000    National Presto Industries, Inc.         360,167         359,000
      2,000    Philip Morris Companies Inc. ....         93,100         167,000
      5,000    Procter & Gamble Company ........        250,322         385,000
      6,000    Tambrands Inc. ..................        255,066         263,250
                                                    -----------     -----------
                                                      3,765,688       4,552,500
                                                    -----------     -----------
               DIVERSIFIED INDUSTRIAL -- 3.44%
     27,000    Minnesota Mining and Manu-
                 facturing Company .............      1,502,588       1,525,500
     18,000    Thomas Industries Inc. ..........        205,380         362,250
                                                    -----------     -----------
                                                      1,707,968       1,887,750
                                                    -----------     -----------
               ENERGY - ELECTRIC -- 1.46%
      1,000    FPL Group, Inc. .................         28,613          40,875
     40,000    PacifiCorp ......................        817,938         760,000
                                                    -----------     -----------
                                                        846,551         800,875
                                                    -----------     -----------
               ENERGY - NATURAL GAS -- 8.31%
     20,000    Bay State Gas Company ...........        474,425         485,000
      3,000    Brooklyn Union Gas Company ......         74,900          73,875
     20,000    Colonial Gas Company ............        401,940         400,000
     13,000    Commonwealth Energy System ......        511,537         563,875
     70,000    Eastern Enterprises Inc. ........      1,900,018       2,248,750
     50,000    Southwest Gas Corporation .......        771,275         781,250
                                                    -----------     -----------
                                                      4,134,095       4,552,750
                                                    -----------     -----------
               ENERGY - OIL -- 17.84%
     14,500    Atlantic Richfield Company ......      1,611,435       1,556,937
     20,000    British Petroleum Company,
                 plc ADR .......................        878,500       1,797,500
     24,000    Burlington Resources Inc. .......      1,017,019         930,000
     30,000    Chevron Corporation .............        984,813       1,458,750
     30,000    Exxon Corporation ...............      1,850,512       2,167,500
     11,000    Halliburton Company .............        485,582         459,250
     10,000    Pennzoil Company ................        453,000         438,750
     15,000    Texaco Inc. .....................        938,375         969,375
                                                    -----------     -----------
                                                      8,219,236       9,778,062
                                                    -----------     -----------
               ENTERTAINMENT -- 1.77%
     10,000    CBS Inc. ........................        800,500         798,750
      2,000    Polygram NV ADR .................         58,725         130,500
      1,000    Time Warner Inc. ................         25,888          39,750
                                                    -----------     -----------
                                                        885,113         969,000
                                                    -----------     -----------
               FINANCIAL SERVICES -- 11.08%
     60,000    American Express Company ........      1,259,331       2,662,503
     10,000    Banco Santander SA ADR ..........        448,234         416,250
      5,000    BankAmerica Corporation .........        211,500         299,375
     12,500    Commerzbank AG Spons
                 ADR ...........................        480,411         570,998
     12,000    Deutsche Bank AG ADR ............        546,888         573,710
     11,000    Morgan (J.P.) & Co. .............
                 Incorporated ..................        685,500         851,125
      1,500    Northern Trust Company ..........         60,300          69,000
      6,000    SunTrust Banks Inc. .............        251,737         396,750
      1,991    Transamerica Corporation ........         96,835         141,859
      2,000    U.S. Trust Corporation ..........         47,394          93,000
                                                    -----------     -----------
                                                      4,088,130       6,074,570
                                                    -----------     -----------

               FOOD AND BEVERAGE -- 1.52%
      5,000    Kellogg Company .................        257,694         361,875
     20,000    Rykoff-Sexton, Inc. .............        258,437         472,500
                                                    -----------     -----------
                                                        516,131         834,375
                                                    -----------     -----------
               HEALTH CARE -- 1.15%
      8,500    Johnson & Johnson ...............        340,855         630,062
                                                    -----------     -----------
               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 4.10%
      2,400    Caterpillar Inc. ................         56,973         136,500
     10,000    Deere & Company .................        415,575         813,750
     12,000    Ingersoll Rand Co. ..............        467,350         450,000
      4,000    Minerals Technologies Inc. ......        100,688         150,500
      9,000    Tenneco Inc. ....................        360,616         416,250

    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1995 (Continued)

================================================================================


    Principal
    Amount or                                                          Market
     Shares                                             Cost           Value
     ------                                             ----           -----

      7,000    Union Carbide Corporation .......    $   106,725     $   278,250
                                                    -----------     -----------
                                                      1,507,927       2,245,250
                                                    -----------     -----------
               METALS AND MINING -- 1.49%
      2,400    Freeport-McMoRan Copper &
                 Gold Inc. Cl. A ...............         50,935          61,500
     22,455    Freeport-McMoRan Copper &
                 Gold Inc. Cl. B+ ..............        436,032         575,409
     32,000    Freeport-McMoRan Inc. ...........        116,861         180,000
                                                    -----------     -----------
                                                        603,828         816,909
                                                    -----------     -----------
               PUBLISHING -- 0.20%
      2,500    Reader's Digest Association,
                 Inc. Cl. B ....................         92,668         108,125
                                                    -----------     -----------
               RETAIL -- 0.13%
      2,000    Sears, Roebuck and Co. ..........         51,241          73,750
                                                    -----------     -----------
               SPECIALTY CHEMICALS -- 1.88%
     15,000    E.I. du Pont de Nemours and
                 Company .......................        979,800       1,031,250
                                                    -----------     -----------
               TELECOMMUNICATIONS -- 12.60%
      5,000    ALLTEL Corporation ..............        120,500         149,375
     15,000    BC TELECOM Inc. .................        264,354         262,668
     30,000    BCE Inc. ........................      1,018,084       1,001,250
     10,000    British Telecommunications
                 plc ADR .......................        643,460         626,250
      7,500    Cable & Wireless plc ADR ........        147,710         147,188
      5,000    Cincinnati Bell Inc. ............         80,250         135,000
     40,000    GTE Corporation .................      1,341,375       1,570,000
     10,000    Hong Kong Telecom-
                 munications Ltd. ADR ..........        139,671         182,500
      1,500    Motorola, Inc. ..................         40,894         114,562
     10,000    NYNEX Corporation ...............        392,863         477,500
      5,000    Pacific Telesis Group Inc. ......        135,659         153,750
     25,000    Southern New England
                 Telecommunications
                 Corporation ...................        866,964         884,375
    200,000    Telecom Italia Mobile SpA+ ......        185,802         334,058
      5,000    Telefonica de Espana ADR ........        165,812         206,875
     14,000    US WEST, Inc. ...................        574,825         659,750
                                                    -----------     -----------
                                                      6,118,223       6,905,101
                                                    -----------     -----------
               TOTAL COMMON STOCKS .............     38,114,652      46,587,142
                                                    -----------     -----------


               CONVERTIBLE CORPORATE BONDS -- 8.29%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.68%
$   375,000    GenCorp Inc. Sub. Deb. Cv.
                 8.00%, 08/01/02 ...............        369,998         373,125
                                                    -----------     -----------
  Principal
   Amount
   ------
               BUILDING AND CONSTRUCTION -- 0.19%
S   100,000    Medusa Corporation Sub. Notes
                 Cv. 6.00%, 01/15/03 ...........         97,327         103,875
                                                    -----------     -----------
               CONSUMER PRODUCTS -- 0.92%
    600,000    Fieldcrest Cannon, Inc. Sub. Deb.
                 Cv. 6.00%, 03/15/12 ...........        447,397         504,000
                                                    -----------     -----------
               ENERGY - OIL -- 0.32%
    150,000    Pennzoil Company Sub. Deb.
                 Cv. 6.50%, 01/15/03 ...........        150,000         175,125
                                                    -----------     -----------
               ENTERTAINMENT -- 2.30%
    150,000    Savoy Pictures Entertainment,
                 Inc. Sub. Deb. Cv.
                 7.00%, 07/01/03 ...............        129,020         115,500
  1,096,600    Time Warner Inc.
                 Sub. Deb. Cv.
                 8.75%, 01/10/15 ...............      1,163,572       1,145,947
                                                    -----------     -----------
                                                      1,292,592       1,261,447
                                                    -----------     -----------
               FOOD AND BEVERAGE -- 0.46%
    350,000    Flagstar Companies, Inc.
                 Sub. Deb. Cv.
                 10.00%, 11/01/14 ..............        312,743         253,750
                                                    -----------     -----------
               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 1.61%
    500,000    Cooper Industries, Inc. Sub.
                 Deb. Cv. 7.05%, 01/01/15 ......        500,606         505,625
    335,000    Kollmorgen Corporation
                 Sub. Deb. Cv.
                 8.75%, 05/01/09 ...............        272,833         328,300
     50,000    Unifi, Inc. Sub. Deb. Cv.
                 6.00%, 03/15/02 ...............         50,000          50,188
                                                    -----------     -----------
                                                        823,439         884,113
                                                    -----------     -----------
               PUBLISHING -- 0.18%
    100,000    News American Holdings
                 Incorporated Sub. Deb.
                 Cv. Zero Cpn., 03/31/02 .......         61,004          96,000
                                                    -----------     -----------
               REAL ESTATE DEVELOPMENT -- 0.18%
    100,000    Continental Homes Holding
                 Corp. Sub. Deb. Cv.
                 6.875%, 03/15/02 ..............         92,649         100,812
                                                    -----------     -----------
               RETAIL -- 0.69%
    400,000    General Host Corporation
                 Sub. Deb. Cv.
                 8.00%, 02/15/02 ...............        392,765         376,000
                                                    -----------     -----------
               TRANSPORTATION -- 0.34%
    250,000    Greyhound Lines, Inc. Sub. Deb.
                 Cv. 8.50%, 03/31/07 ...........        140,704         185,625
                                                    -----------     -----------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1995 (Continued)

================================================================================

    Principal
    Amount or                                                          Market
     Shares                                             Cost           Value
     ------                                             ----           -----

               WIRELESS COMMUNICATIONS -- 0.42%
$   300,000    COMCAST Cellular Communica-
                 tions Inc. Redeemable Notes,
                 Zero Cpn., 03/05/00 ...........    $   188,650     $   229,500
                                                    -----------     -----------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS ...............      4,369,268       4,543,372
                                                    -----------     -----------

               CONVERTIBLE PREFERRED STOCKS -- 2.68%
               AIRLINES -- 0.60%
      2,500    AMR Corporation $3.00 Cv.
                 Pfd. Ser. A (a) ...............        124,125         126,875
      3,600    Delta Air Lines, Inc. $3.50 Cv.
                 Pfd. Ser. C ...................        191,253         204,300
                                                    -----------     -----------
                                                        315,378         331,175
                                                    -----------     -----------
               AUTOMOTIVE -- 0.24%
      2,000    General Motors Corporation
                 $3.25 Cv. Pfd. Ser. C .........        100,000         129,750
                                                    -----------     -----------
               CONSUMER PRODUCTS -- 0.05%
      1,500    Kerr Group, Inc. Cl. B $1.70
                 Cv. Pfd. Ser. D ...............         27,075          29,906
                                                    -----------     -----------
               DIVERSIFIED INDUSTRIAL -- 0.39%
      3,500    GATX Corporation $3.875
                 Cv. Pfd. ......................        164,025         211,750
                                                    -----------     -----------
               INDUSTRIAL  EQUIPMENT  AND  SUPPLIES  -- 0.92%
     10,000    Flagstar Companies, Inc.
                 $2.25 Cv. Pfd. Ser. A .........        248,000         183,750
      2,500    Navistar International
                 Corporation $6.00 Cv.
                 Pfd. Ser. G ...................         68,625         136,563
      3,000    Sequa Corporation
                 $5.00 Cv. Pfd. ................        191,475         186,000
                                                    -----------     -----------
                                                        508,100         506,313
                                                    -----------     -----------
               METALS AND MINING -- 0.48%
      5,000    Freeport-McMoRan Copper &
                 Gold Inc. 5.00% Cv. Pfd. ......        106,500         128,750
      2,000    Magma Copper Company
                 5.625% Cv. Pfd. Ser. D ........        102,488         132,500
                                                    -----------     -----------
                                                        208,988         261,250
                                                    -----------     -----------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ..............      1,323,566       1,470,144
                                                    -----------     -----------
  Principal
   Amount
   ------
               U.S. GOVERNMENT OBLIGATIONS  -- 4.83%
$ 2,660,000    U.S. Treasury Bills, 5.12%
                 to 5.30%, due 10/05/95
                 to 11/16/95 ...................      2,645,137       2,645,137
                                                    -----------     -----------
               TOTAL U.S. GOVERNMENT
                 OBLIGATIONS ...................      2,645,137       2,645,137
                                                    -----------     -----------
               TOTAL INVESTMENTS
                 -- 100.80% ....................    $46,452,623*     55,245,795
                                                    ===========
               Liabilities, in excess of
                 Other Assets -- (0.80%) ..........                    (440,232)
                                                                    -----------

               NET ASSETS -- 100.00%
               (4,332,773 shares outstanding) ..                    $54,805,563
                                                                    ===========

               Net Asset Value And
                 Redemption Price Per Share ....                    $     12.65
                                                                    ===========
               MAXIMUM PUBLIC OFFERING
                 PRICE PER SHARE
                 ($12.65 / .955 Based on
                 a maximum sales charge
                 of 4.5%) ......................                    $     13.25
                                                                    ===========
----------
* For Federal income purposes:

                 Aggregate cost ................                    $46,452,623
                                                                    ===========

                 Gross unrealized appreciation .                    $ 9,230,300
                 Gross unrealized depreciation .                       (537,128)
                                                                    -----------

                 Net unrealized appreciation ...                    $ 8,793,172
                                                                    ===========
+ Non-income producing security
ADR -- American Depositary Receipt
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, Rule 144A security amounted to $126,875, or 0.2% of net assets.


--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1995
                               ------------------

American Express Company           GTE Corporation
Eastern Enterprises Inc.           Atlantic Richfield Company
Exxon Corporation                  Minnesota Mining and Manufacturing Company
British Petroleum Company, plc     Chevron Corporation
American Brands, Inc.              Time Warner Inc.

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

                        The Gabelli Equity Income Fund

Statement of Assets and Liabilities
September 30, 1995

================================================================================

Assets:
    Investments in securities, at value
      (Cost $46,452,623) (Note 1) ...........................      $ 55,245,795
    Cash ....................................................            62,784
    Receivable for Fund shares sold .........................            16,407
    Receivable for investments sold .........................           279,016
    Dividends receivable ....................................           135,381
    Accrued interest receivable .............................            86,859
    Other assets ............................................            22,152
    Deferred organizational expenses (Note 5) ...............            20,829
                                                                   ------------
      Total Assets ..........................................        55,869,223
                                                                   ------------
Liabilities:
    Payable to Advisor (Note 4) .............................            44,948
    Payable for distribution fees (Note 6) ..................            22,962
    Payable for investments purchased .......................           942,575
    Payable for Fund shares redeemed ........................            29,078
    Income dividend payable .................................            20,843
    Other accrued liabilities ...............................             3,254
                                                                   ------------
      Total Liabilities .....................................         1,063,660
                                                                   ------------
      Net Assets (applicable to 4,332,773
      shares outstanding) (Note 2) ..........................      $ 54,805,563
                                                                   ------------
      Net asset value and redemption
        price per share .....................................      $      12.65
                                                                   ------------
      Maximum Offering Price Per Share
        ($12.65 /.955 Based on a maximum
        sales charge of 4.5%) ...............................      $      13.25
                                                                   ------------
Net Assets Consist of:
    Capital Stock, at par value (Note 2) ....................      $      4,333
    Additional paid-in capital ..............................        43,452,317
    Accumulated undistributed net investment income .........            25,010
    Accumulated undistributed net realized gain on
      investments and futures transactions ..................         2,530,589
    Net unrealized appreciation on investments
      and assets and liabilities denominated
      in foreign currencies .................................         8,793,314
                                                                   ------------
      Net Assets ............................................      $ 54,805,563
                                                                   ============


Statement of Operations
Year Ended September 30, 1995

================================================================================

Investment Income:
    Dividends (net of foreign taxes of $41,159) .............      $  1,636,339
    Interest ................................................           580,010
                                                                   ------------
      Total Income ..........................................         2,216,349
                                                                   ------------
Expenses:
    Investment advisory fee (Note 4) ........................           512,370
    Transfer and shareholder servicing agent ................           130,957
    Distribution expenses (Note 6) ..........................           128,073
    Directors' fees .........................................            35,029
    Custodian fees and expenses .............................            30,489
    Legal and audit fees ....................................            29,998
    Printing and mailing ....................................            28,405
    Registration fee ........................................            21,612
    Amortization of organization expenses
     (Note 5) ...............................................            13,388
    Miscellaneous ...........................................             7,258
                                                                   ------------
      Total expenses ........................................           937,579
                                                                   ------------
    Investment income - net .................................      $  1,278,770
                                                                   ------------
Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions:
    Net realized gain (loss) on:
      Investments and foreign currency
        transactions ........................................         2,788,574
      Futures contracts (Note 3) ............................           (83,041)
    Net change in unrealized appreciation ...................         5,063,872
                                                                   ------------
      Net gain on investments ...............................         7,769,405
                                                                   ------------
Net increase in net assets resulting from
    operations ..............................................      $  9,048,175
                                                                   ============



Statement of Changes in Net Assets

====================================================================================================================================

                                                                                                      Year Ended September 30,
                                                                                              -------------------------------------
                                                                                                  1995                     1994
                                                                                              ------------             ------------
Increase (decrease) in Net Assets:
    Investment income - net ......................................................            $  1,278,770             $  1,346,113
    Net realized gain (loss) on:
      Investments and foreign currency transactions ..............................               2,788,574                3,161,892
      Futures contracts ..........................................................                 (83,041)                 190,309
    Net change in unrealized appreciation ........................................               5,063,872                2,995,681)
                                                                                              ------------             ------------
      Net increase in net assets resulting from operations .......................               9,048,175                1,702,633
                                                                                              ------------             ------------
    Distributions to shareholders from:
      Net investment income ......................................................              (1,270,183)              (1,358,471)
      Net realized gains .........................................................              (2,774,449)              (3,003,967)
                                                                                              ------------             ------------
Total Distributions to Shareholders ..............................................              (4,044,632)              (4,362,438)
                                                                                              ------------             ------------
    Share transactions - net (Note 2) ............................................                (388,680)              (1,734,213)
                                                                                              ------------             ------------
      Net increase (decrease) in net assets ......................................               4,614,863               (4,394,018)
Net Assets:
    Beginning of period ..........................................................              50,190,700               54,584,718
                                                                                              ------------             ------------
    End of period (including undistributed net investment
      income of $25,010 and $16,425, respectively) ...............................            $ 54,805,563             $ 50,190,700
                                                                                              ============             ============


    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Notes to Financial Statements

================================================================================

1. Significant Accounting Policies. The Gabelli Equity Income Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Fund is an open-end, diversified management investment company and one of two separately managed portfolios of the Corporation. The Corporation was incorporated in Maryland on July 25, 1991. Prior to January 2, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's advisor, on November 12, 1991. The following is a summary of significant accounting policies followed by the Fund:

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges or quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked price. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or fewer are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are translated at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the year ended September 30, 1995.

Forward  Foreign  Currency  Contracts.  The  Fund may  hold  currencies  to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)

================================================================================

exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At September 30, 1995 there were no forward foreign currency contracts outstanding.

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

2. Capital Stock Transactions. The Articles of Incorporation, dated July 25, 1991, permit the Fund to issue 100,000,000 shares (par value $0.001) of capital stock. Transactions in shares of capital stock were as follows:

                                                                                   Year Ended September 30,
                                                                                   ------------------------
                                                                           1995                                  1994
                                                              -------------------------------       -------------------------------
                                                                 Shares              Amount             Shares             Amount
                                                              ------------       ------------       ------------       ------------
Shares sold ............................................           515,300       $  6,046,383            781,758       $  9,229,265
Shares issued upon reinvestment of dividends ...........           347,341          3,817,233            359,558          4,136,099
Shares redeemed ........................................          (877,751)       (10,252,296)        (1,285,105)       (15,099,577)
                                                              ------------       ------------       ------------       ------------
  Net decrease .........................................           (15,110)      $   (388,680)          (143,789)      $ (1,734,213)
                                                              ============       ============       ============       ============

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended September 30, 1995, other than U.S. Government obligations and short-term securities, aggregated $14,770,832 and $16,315,106, respectively.

     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities in an amount equal to a certain percentage of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security, are made or received by the Fund each day (variation margin) and are recorded as unrealized gains or losses until the contracts are closed, at which time the Fund recognizes a realized gain or loss. The Fund sold long futures contracts aggregating $2,643,250; closed long futures contracts aggregating $2,638,085; sold short futures contracts aggregating $43,206,820 and closed short futures contracts aggregating $43,284,696 during the year ended September 30, 1995.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Short Selling. The Fund is authorized to engage in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with cash

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued)

================================================================================

and/or U.S. Government securities sufficient to cover its short position. At September 30, 1995, there were no short positions.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc. (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. No such reimbursement was required during the year ended September 30, 1995.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended September 30, 1995, the Fund has reimbursed distribution costs incurred by Gabelli & Company, Inc., an affiliate of the Advisor, of $128,073, or 0.25% of average net assets, the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totalling $261,514, which are in excess of the 0.25% limitation may be recovered from the Fund in future periods.

7. Transactions with Affiliates. The Fund paid brokerage commissions to Gabelli & Company, Inc., an affiliate of the Advisor, during the year ended September 30, 1995 of $6,176. Gabelli & Company, Inc. has informed the Fund that the amount of sales charges and underwriting fees earned during the year ended September 30, 1995 was $8,582.

The Gabelli Equity Income Fund
Financial Highlights

====================================================================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                      Year Ended September 30,
                                                                    -------------------------------------------------------------
                                                                       1995             1994             1993            1992 (a)
                                                                    ----------       ----------       ----------       ----------
Operating Performance:
  Net asset value, beginning of period ........................     $    11.54       $    12.15       $    10.40       $    10.00
                                                                    ----------       ----------       ----------       ----------
  Net investment income .......................................           0.29             0.30             0.29             0.21
  Net realized and unrealized gain on securities ..............           1.77             0.08             1.81             0.37
                                                                    ----------       ----------       ----------       ----------
  Total from investment operations ............................           2.06             0.38             2.10             0.58
                                                                    ----------       ----------       ----------       ----------
Less Distributions:
  Dividends from net investment income ........................          (0.29)           (0.31)           (0.29)           (0.18)
  Distributions from net realized gain on investments .........          (0.66)           (0.68)           (0.06)            --
                                                                    ----------       ----------       ----------       ----------
  Net asset value, end of period ..............................     $    12.65       $    11.54       $    12.15       $    10.40
                                                                    ==========       ==========       ==========       ==========

Total Return (not reflecting sales load) (b) ..................          19.24%            3.30%           20.50%            5.80%

Ratios to average net assets/supplemental data:
  Net assets, end of period (in thousands) ....................     $   54,806       $   50,191       $   54,585       $   44,940
  Ratio of operating expenses to average net assets ...........           1.83%            1.81%            1.78%            1.93%*
  Ratio of net investment income to average net assets ........           2.50%            2.58%            2.62%            2.65%*
  Portfolio turnover rate .....................................          30.11%           20.00%           76.00%           22.00%



----------
 *   Annualized
(a)  Fund commenced operations on January 2, 1992.
(b) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

The Gabelli Equity Income Fund
Report of Ernst & Young LLP, Independent Auditors

================================================================================

Shareholders and Board of Directors
The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Equity Income Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

New York, New York
November 7, 1995

--------------------------------------------------------------------------------

                        The Gabelli Small Cap Growth Fund

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)

================================================================================

PROSPECTUS


January 30, 1996


The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"). The Fund is an open-end, diversified, management investment company whose investment objective is to seek a high level of capital appreciation on its assets. The Fund has a distribution plan which permits it to pay up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of smaller companies (those with market values at the time of investment of less than $500 million) which the Fund's investment adviser believes are likely to have rapid growth in revenue and/or earnings and potential for above average capital appreciation.

The minimum initial investment is $1,000. A maximum sales load of 4.50% will be imposed on purchases (4.71% of the amount invested). Additionally, accounts establishing an Automatic Investment Plan do not require any minimum initial investment. (See "Purchase of Shares"). For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.

                             ----------------------

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated January 30, 1996 (the "Additional Statement") containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. For a free copy, write or call the Fund at the telephone number or address set forth above.

                             ----------------------

                       This Prospectus should be retained
                       by investors for future reference.

                             ----------------------

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

The Fund: The Gabelli Small Cap Growth Fund is an open-end, diversified, management investment company.

Investment Objective: The Fund's investment objective is to seek a high level of capital appreciation on its assets. The Fund will seek to achieve this objective by investing primarily in equity securities of smaller companies (those with total market values at the time of investment of less than $500 million) which the Fund's investment adviser believes are likely to have rapid growth in revenues and/or earnings and potential for above average capital appreciation. Although the Fund may also invest in any type of fixed income instrument and may use various special investment techniques, under normal market conditions the Fund will invest at least 65% of its total assets in the equity securities of smaller growth companies (as defined above). Equity securities include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. See "Investment Objective and Policies and Related Risk Factors" and "Other Investment Techniques and Related Risk Factors." There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions described in the Additional
     Statement are fundamental and may not be changed without shareholder approval. Its other investment policies may be changed by the Board of Directors without shareholder approval.

     There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions described in the Additional Statement are fundamental and may not be changed without shareholder approval. Its other investment policies may be changed by the Board of Directors without shareholder approval.

Management and Fees: Gabelli Funds, Inc. (the "Adviser") serves as the Fund's investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that paid by most mutual funds. Gabelli & Company, Inc. (the "Distributor"), will act as distributor for Fund shares. The Fund has a distribution plan which permits it to pay the Distributor and others up to .25% per year of its average daily net assets for marketing and shareholder services and expenses. See "Management of the Fund" and "Distribution Plan."


How to Purchase Shares: Shares of the Fund may be purchased through certain registered brokers at the public offering price based on the net asset value per share next determined after receipt of an order by the Fund's Distributor or transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. A maximum sales charge of 4.50% will be imposed on purchases (4.71% of the amount invested). The minimum initial investment is $1,000. There is no minimum for subsequent investments. Investment through an Individual Retirement Account, other retirement plans and Uniform Gift to Minors Act Accounts, however, have different requirements. There is no minimum initial investment requirement for accounts establishing an Automatic Investment Plan. See "Purchase of Shares" and "Retirement Plans."


How to Sell Shares: Shares of the Fund may be redeemed through certain registered brokers and the transfer agent by the shareholder at any time at the net asset value per share next determined after the redemption request is received by the Fund's Distributor or transfer agent in proper order. See "Redemption of Shares."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dividends and Reinvestment: Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless a shareholder elects otherwise, be paid on the payment date in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."

Risk Factors: Investors should consider the risks associated with smaller growth companies. See "Investment Objective and Policies and Related Risk Factors -- Equity Securities." The Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If the Fund were to borrow money for additional investments, and such additional investments failed to cover their cost (including interest costs on such borrowings) the Fund's performance would be poorer than would otherwise be the case. Furthermore, if the Fund were to borrow money and the value of its assets were to fall below the statutory coverage requirement of the Investment Company Act of 1940, the Fund would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous. The Fund may use various investment practices that also involve special risks. For a discussion of these practices and the associated risks, see "Other Investment Techniques and Related Risk Factors."

                                        TABLE OF FEES AND EXPENSES
                                        --------------------------
Shareholder Transaction Expenses:
---------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering price) (a) ..................       4.50%
Maximum Sales Load Imposed on Reinvested Dividends ...............................................       None
Deferred Sales Load ..............................................................................       None
Redemption Fees ..................................................................................       None
Exchange Fees ....................................................................................       None

Annual Fund Operating Expenses (as a percentage of average net assets):
------------------------------
Management Fees (b) ..............................................................................       1.00%
12b-1 Expenses (c) ...............................................................................        .25
Other Expenses (d) ...............................................................................        .29%
                                                                                                         -----
    Total Fund Operating Expenses ................................................................       1.54%
                                                                                                         =====


Example:                                                                                  1 year  3 years   5 years    10 years
--------                                                                                  ------  -------   -------    --------
You would pay the following expenses on a $1,000 investment, assuming a 5%
  annual return at the end of each period .............................................   $61.93   $93.36   $127.00    $221.83
If you do not pay a sales load, you would pay the following expenses, whether or not you fully redeem at the end of each time period, on a $1,000 investment,
  assuming a 5% annual return .........................................................   $15.67   $48.64   $83.94     $183.45


--------------------------------------------------------------------------------

The amounts listed in this example should not be considered as representative of future expenses since actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

--------------------------------------------------------------------------------

The foregoing table is to assist you in understanding the various direct and indirect costs and expenses that an investor in the Fund would bear.

-----------
(a)  See "Purchase of Shares."
(b) Subject to potential reduction as a result of the Adviser's expense reimbursement obligations. See "Management of the Fund."
(c)  See "Distribution Plan."
(d) Such expenses include custodian and transfer agency fees and other customary Fund expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Management's Discussion and Analysis of the Fund's performance during the fiscal year ended September 30, 1995 is included in the Fund's Annual Report to Shareholders dated September 30, 1995. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.


FINANCIAL HIGHLIGHTS

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon appears in the Statement of Additional Information:

Selected data for a share of capital stock outstanding throughout each period ending September 30:

                                                           1995           1994           1993          1992+
                                                          ------         ------         ------        -------


Operating Performance:
   Net asset value, beginning of period                   $17.24         $16.90        $13.10         $10.00
   Net investment income (loss)                            (0.04)         (0.05)         0.01           0.04
   Net realized and unrealized gain on securities           3.17           0.81          3.98           3.14
                                                          ------         ------        ------        -------
   Total from investment operations                         3.13           0.76          3.99           3.18
Less Distributions:
   Dividends from net investment income                       --             --         (0.03)         (0.01)
   Distributions from net realized gain on
      investments                                          (1.03)         (0.42)        (0.16)         (0.07)
                                                          ------         ------        ------        -------
   Net asset value, end of period                         $19.34         $17.24        $16.90         $13.900
                                                          ======         ======        ======        =======
   Total Return (not reflecting sales load)                19.47%          4.48%        30.65%         31.86%
Ratios to average net
  assets/supplemental data:
   Net assets, end of period
      (in thousands)                                    $231,156       $205,699      $204,617        $94,864
   Ratio of operating expenses to
      average net assets                                    1.54%          1.54%         1.64%          1.97%*
   Ratio of net investment income
      to average net assets                                (0.24)%        (0.28)%        0.03%          0.32%*
   Portfolio turnover rate                                 17.22%         18.66%        13.69%         16.35%


----------
* Annualized
+ For the period October 22, 1991 (commencement of operations) through September
  30, 1992.

INVESTMENT OBJECTIVE AND POLICIES
AND RELATED RISK FACTORS

The Fund's investment objective is to seek a high level of capital appreciation on its assets by investing primarily in the equity securities of smaller companies (those with total market values at the time of investment of less than $500 million) which the Adviser believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation. Although the Fund may also invest in any type of fixed income instrument and may use various hedging techniques, under normal market conditions the Fund will invest at least 65% of its total assets in the equity securities of smaller growth companies (as defined above). Equity securities include common stock, preferred stock and securities convertible into or exchangeable for common or preferred stock. Risks inherent in the Fund's investment objective and policies are discussed below.

Equity Securities

Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk.

Smaller growth companies may offer greater potential for capital appreciation than larger companies. Smaller growth companies usually have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation. In addition, because they are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or a change in management) than larger companies.

On the other hand, higher market risks are often associated with smaller growth companies. They may have limited product lines, markets, market share and financial resources, or they may be dependent on a small or inexperienced management team. In addition, their stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

The Adviser believes that opportunities for capital appreciation may also be found in the preferred stock and convertible securities of smaller growth companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Although the Adviser believes that capital appreciation opportunities may be found in these securities, it does not expect them to constitute a major portion of the Fund's portfolio. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below. There is no minimum credit rating for these securities in which the Fund may invest.



Nonconvertible Debt Securities

Under normal market conditions, the Fund may invest in nonconvertible debt securities. These securities include bonds, debentures, notes, asset and mortgage backed securities and money market instruments such as commercial paper


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and bankers acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default although the Fund will not invest more than 5% of its assets in such securities. Fixed income securities rated, at the time of investment, less than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service ("Moody's") or which are unrated but of comparable quality in the judgment of the Adviser, are not investment grade and are viewed by the rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks. For further information regarding lower rated securities, which are often known as "junk bonds", and the risks associated therewith, see "Other Investment Techniques" and the Description of Corporate Bond, Corporate Debt and Preferred Stock Ratings attached in the Additional Statement as an Appendix.

Asset-Backed and Mortgage-Backed
Securities

Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

For temporary defensive purposes the Fund may invest up to 100% of its assets in fixed income securities of high quality money market instruments.

OTHER INVESTMENT TECHNIQUES
AND RELATED RISK FACTORS

Foreign Securities

The Fund may invest up to 35% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Corporate Reorganizations

Subject to the Fund's policy of investing at least 65% of its assets in equity securities of smaller companies, the Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss. For further information on such investments, see "Other Investment Techniques" in the Additional Statement.

Options

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of the Fund's portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's assets. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Fund is limited to an investment not in excess of 5% of its total assets.

Other Investment Companies

The Fund may invest up to 10% of its total assets in other investment companies (not more than 5% of the Fund's total assets may be invested in any one investment company and the Fund may not invest in more than 3% of the securities of any one investment company).

Warrants and Rights

The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. The Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on recognized stock exchanges.

Unseasoned Companies

The Fund may invest insecurities of unseasoned companies. In view of the limited liquidity, more speculative prospects and more volatile pricing attributes, the Fund will not invest more than 10% of the Fund's assets (at the time of purchase) in equity securities of non-investment companies (including predecessors) that have operated less than three years.


When Issued, Delayed Delivery
Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian (as hereinafter defined) cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities

The Fund may invest up to 10% of its net assets in securities the markets for which are illiquid. Illiquid securities include most of the securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its total assets would be so invested.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Borrowing

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of


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                                                                               9


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redemption  requests,  which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

Portfolio Turnover


The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover is expected to be less than 100%.


Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Rapid turnover makes it more difficult for the Fund to qualify as a regulated investment company for Federal tax purposes, in view of the requirement that, in order to so qualify, the Fund must derive less than 30% of its gross income in any tax year from gains on the sale of securities held less than three months. Failure to qualify as a regulated investment company would result in Federal taxation of the Fund's income at the standard corporate rate of 35%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

MANAGEMENT OF THE FUND


The Fund's Board of Directors (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of Gabelli & Company, Inc. (the "Distributor"), the Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Adviser under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities and the exercise of all voting and other rights appertaining thereto; provides facilities and personnel required for the Fund's administrative management; supervises the performance of administrative and professional services provided by others, and pays the compensation of the Administrator and all officers and directors of the Fund who are its affiliates. Mr. Mario J. Gabelli -- Portfolio Manager, will be primarily responsible for the day-to-day management of the Gabelli Small Cap Growth Fund. Mr. Gabelli is Chairman, President and Chief Executive Officer and a Director of the Adviser. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average daily net assets, which is higher than that paid by most mutual funds. For the fiscal years ended September 30, 1993, September 30, 1994 and September 30, 1995, the Adviser received fees of $1,628,596, $2,102,245 and $2,112,855, respectively, representing an annualized fee of 1.00% of average net assets. The Adviser is located at One Corporate Center, Rye, New York 10580-1434.

The Adviser was formed in 1980 and as of December 31, 1995 acts as investment adviser to the following funds with aggregate assets in excess of $4.1 billion:

                                          Net Assets
Open-end funds:                             12/31/95
--------------                               -------
                                       (in millions)
The Gabelli Asset Fund                        $1,090
The Gabelli Growth Fund                          526
Gabelli Gold Fund, Inc.                           15
The Gabelli Value Fund Inc.                      486
The Gabelli Small Cap
  Growth Fund                                    229
The Gabelli Equity Income Fund                    56
The Gabelli U.S. Treasury
  Money Market Fund                              236
The Gabelli ABC Fund                              21

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10


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                                          Net Assets
Open-end funds:                             12/31/95
--------------                               -------
The Gabelli Global
  Telecommunications Fund                        123
The Gabelli Global Interactive
  Couch Potato(R) Fund                            31
The Gabelli Global Convertible
  Securities Fund                                 16
Gabelli International Growth Fund, Inc.            2
 Gabelli Capital Asset Fund                       26
Closed-end funds:
The Gabelli Convertible
  Securities Fund, Inc.                           89
The Gabelli Equity Trust Inc.                  1,034
The Gabelli Global Multimedia
  Trust Inc.                                      90

Gabelli & Company, Inc., the Distributor of each open-end fund's respective shares, is an indirect majority owned subsidiary of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a majority owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of December 31, 1995, GAMCO had aggregate assets in excess of $5 billion under its management. Teton Advisors LLC is an affiliated Investment Adviser to the Westwood Funds with aggregate assets in excess of $38 million. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser.


In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, costs of printing all materials sent to shareholders, charges of State Street Bank and Trust Company (the "Custodian", "Transfer Agent" and dividend paying agent), and any persons hired by the Fund, Securities and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and printing costs for reports and similar materials sent to shareholders, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Fund for sale in various jurisdictions, expense of the Fund's distribution plan adopted under Rule 12b-1, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Administrator


The Adviser has entered into an Administration Contract with Furman Selz LLC ("Furman Selz" or the "Administrator") pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations. These services include the preparation and distribution of materials for meetings of the Fund's Board of Directors, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. The Administrator's services do not include the investment advisory and portfolio management services provided by the Adviser. For the services and related expenses borne by Furman Selz, the Adviser pays it a monthly fee at the annual rate of .10% of the average net assets of all the funds advised by such Adviser, (with a minimum annual fee of $40,000 per portfolio) on the first $350 million of funds advised by the Adviser and administered by Furman Selz and 0.075% of any net assets above $350 million, and
 .06% of any assets above $600 million, which, together with the services to be rendered, are subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.

Furman Selz has its office at 230 Park Avenue, New York, New York 10169. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Philadelphia, Midwest and Pacific Stock Exchanges.


DISTRIBUTION PLAN

The Board of Directors of the Fund has approved as being in the best interests of the Fund and its shareholders a Distribution Plan which authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to .25% of the Fund's average daily net assets. Payments may be made in subsequent years for


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                                                                              11


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expenses incurred in prior years. The potential for such subsequent  payments is a contingent liability for which no amount is currently being recorded because the Fund does not have a reasonable basis on which to conclude that the Board of Directors will approve such payment.

Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors. Such activities typically include advertising; compensation for sales and sales marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the Investment Company Act of 1940, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Directors approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Directors concludes, at least annually, that continuation of the Plan is likely to benefit shareholders.


The  Board  of  Directors  has  initially  implemented  the Plan by  having  the
Corporation enter into an agreement with the Distributor authorizing reimbursement of expenses (including overhead) incurred by the Distributor and its affiliates up to the .25% rate authorized by the Plan for distribution activities of the types listed above. To the extent any of these payments are based on allocations by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Directors and would be based on such factors as the net assets of each Fund, the number of shareholder inquiries and similar pertinent criteria. For the fiscal years ended September 30, 1993, September 30, 1994 and September 30, 1995, the Fund incurred distribution costs payable to the Adviser, of $407,166, $525,520 and $528,080, respectively, or 0.25% of average net assets, under the Plan.


PURCHASE OF SHARES

Shares of the Fund are offered with a maximum sales charge of 4.50%. The minimum initial investment is $1,000. There is no minimum initial investment for accounts establishing an Automatic Investment Plan. Custodial accounts for minor children require only $1,000. There is no minimum for subsequent investments. Shareholders with accounts established prior to February 28, 1993 and accounts established between October 22, 1994 and April 30, 1995 may continue to acquire shares of the Fund without a sales charge. Shares of the Fund are sold at the public offering price based on the net asset value per share next determined after receipt of an order by the Fund's Distributor or Transfer Agent in proper form with accompanying check or bank wire payments arrangements satisfactory to the Fund. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.

Shares of the Fund may be purchased through registered broker-dealers. Certain broker-dealers may impose the respective sales charge or otherwise may charge the investor a fee for their services. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account.

Prospectuses,   sales  material  and  applications  may  be  obtained  from  the


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12


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Distributor.  The Fund  and its  Distributor  reserve  the  right in their  sole discretion (1) to suspend the offerings of the Fund's shares and (2) to reject purchase orders when, in the judgment of the Fund's management, such rejection is in the best interest of the Fund. The net asset value per share of the Fund is determined as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m., New York City time, on each day that trading is conducted on the New York Stock Exchange by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Portfolio securities for which market quotations are readily available are valued at market value as determined by the last quoted sale price prior to the valuation time on the valuation date in the case of securities traded on securities exchanges or other markets for which such information is available. Other readily marketable securities are valued at the average of the latest bid and asked quotations for such securities prior to the valuation time. Debt securities with remaining maturities of 60 days or less are valued at amortized cost. All other assets are valued at fair value as determined by or under the supervision of the Board of Directors of the Fund. See "Determination of Net Asset Value" in the Additional Statement.

Mail

To make an initial purchase by mail, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Small Cap Growth Fund" to:

                                The Gabelli Funds
                                  P.O. Box 8308
                              Boston, MA 02266-8308

Subsequent  purchases do not require a completed  application and can be made by
(1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below.

Bank Wire

To initially purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 1-800-422-3554 to obtain a new account number. The investor should then instruct a Federal Reserve System member bank to wire funds to:

                       State Street Bank and Trust Company
                      ABA  011-0000-28 REF DDA  9904-6187
                           Attn: Shareholder Services
                      Re: The Gabelli Small Cap Growth Fund

A/C # ________________________________________________
Account of          (Registered Owner)
            -----------------------------------------
225 Franklin Street, Boston, MA 02110

For initial purchases, the investor should promptly complete and mail the subscription order form to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Fund for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.


Personal Delivery

Deliver a check made payable to "The Gabelli Small Cap Fund" along with a completed subscription order form to:

                                The Gabelli Funds
                          The BFDS Building, 6th Floor
                               Two Heritage Drive
                             North Quincy, MA 02171


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Telephone Investment Plan

You may purchase additional shares of the Fund by telephone through the Automated Clearing-house (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved investment plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your mutual fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI (422-3554) or 1-800-872-5365. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.

Automatic Investment Plan

The Fund offers an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an Automatic Investment Plan.

Systematic Withdrawal Plan

The Fund offers a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.

Other Investors

No minimum initial investment is required for officers, directors or full-time employees of the Fund, other investment companies managed by the Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

Sales Charges

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge, as described below, on a continuous basis through (1) securities brokers that are members of the National Association of Securities Dealers, Inc. and have entered into selected broker agreements with the Distributor ("selected brokers"), (2) banks and other depository institutions, or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents") and/or (3) the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains are not subject to any sales charges. The Fund would receive the entire net asset value of its shares sold to investors through reinvestment. The Distributor's commission is the sales charge shown below less any applicable discount "reallowed" to selected brokers and agents. Normally, the Distributor will reallow discounts to selected brokers and agents in the amounts indicated in the table below. From time to time, however, the Distributor may elect to reallow the entire sales charge to selected brokers or agents for all sales with respect to which orders are placed with the Distributor during a particular period. A selected broker who receives reallowance equal to or in excess of such a sales charge may be deemed an "Underwriter" under the Securities Act of 1933.

                                      Discount or
                                    Sales Charge as          Commission to
                                    a Percentage of             Dealers or
                             ----------------------------      Agents as a
                             Net Amount   Public Offering      % of Public
       Amount Invested         Invested             Price   Offering Price
       ---------------         --------             -----   --------------

$49,999 or less                  4.71%              4.50%        4.00%
$50,000 but less than
  $200,000                       3.09%              3.00%        2.50%
$200,000 or more                 1.52%              1.50%        1.00%


Reduced Sales Charges

A reduction of sales charge rates in the tables above may be obtained as follows:


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Right of Accumulation

A "single purchaser" (as defined below) is entitled to a reduced sales charge and will be credited with amounts currently and previously paid to purchase shares (sold subject to a sales charge) of the Fund. The Right of Accumulation is illustrated by the following example: if a previous purchase currently valued in the amount of $45,000 had been made subject to a sales charge and the shares are still held, a current purchase of $6,000 will qualify for a 3.00% sales charge. The reduced sales charge is applicable only to current purchases.

The term "single purchaser" refers to (1)an individual, (2) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (3) a trustee or other fiduciary purchasing for any one trust, estate, or fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Sections 401 or 403 of the Internal Revenue Code of 1986 (the "Code") but not for a group formed to acquire shares). To be entitled to a reduced sales charge for shares already owned, the investor must notify the Distributor or the Transfer Agent at the time of the purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his spouse or for minor children, the age of any such child and the specific relationship of each such person to the investor.

Letter of Intent

By initially investing at least $1,000 and submitting a Letter of Intent to the Distributor, a "single purchaser" may make purchases of shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

Other Circumstances


No sales charge is imposed on shares of the Fund in the following circumstances:
(1) sold to persons described under "Purchase of Shares -- Other Investors" with respect to whom no minimum investment is required; (2) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Corporation is a party; (3) sold to employees of selected brokers; (4) purchased by charities and endowments and other tax-exempt organizations enumerated in Section 501(c)(3) of the Code if, giving effect to the purchase, the net asset value of the account is $50,000 or more; (5) sold to employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser;
(6) sold to financial institutions purchasing the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; (7) sold to qualified employee benefit plans having more than 100 eligible employees and $1 million in plan assets invested in the Fund (Plan sponsors must notify the Fund's Distributor when they first satisfy these requirements); (8) purchased by registered investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker agent; and (9) sold to accounts established between October 22,1994 and April 30, 1995 and sold to accounts existing before September 30, 1993 and in accounts established by such shareholders after that date.



REDEMPTION OF SHARES

Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Redemption requests received after the time as of which the Fund's net asset value is determined on a particular day will be redeemed at the net asset value of the Fund determined on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. Redemption requests may be made by letter


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15


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to the Transfer  Agent,  specifying  the name of the Fund,  the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly
endorsed  is  also   required.   Signatures  on  a  redemption   request  and/or
certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1933, which includes certain banks, brokers, dealers, credit unions, securities exchanges
and  associations,   clearing  agencies  and  savings  associations   (signature
guarantees by notaries public are not acceptable).  Shareholders may also redeem
Fund  shares  through   certain   registered   broker-dealers,   who  have  made
arrangements with the Fund permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. Under such circumstances, shareholders of the Fund receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has by order permitted such suspension or (3) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Telephone Redemption
By Check

The Fund accepts telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling either 1-800-GABELLI (422-3554) or 1-800-872-5365, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven
(7) days.

By Bank Wire

The Fund accepts telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a


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                                                                              16

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day when the New York Stock Exchange is not open, a new request will be required the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen
(15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by the Adviser, provided the account is registered in the redeeming shareholder's name. Such purchase will be made at the respective net asset value plus applicable sales charge, if any, with credit for any sales charge previously charged by the Distributor.

The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions.

RETIREMENT PLANS

The Fund has available a form of Individual Retirement Account ("IRA") for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account.

Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a maximum of $2,250 annually to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends quarterly and capital gains distributions, if any, on an annual basis.


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17

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The Fund has  qualified  and  intends to  continue  to  qualify as a  "Regulated
Investment Company" under the Code and thus is not subject to Federal income tax on that portion of its net investment income and realized capital gain that it pays out to its shareholders.

To qualify, the Fund must meet certain relatively complex tests, including the requirement that less than 30% of its gross income (exclusive of losses) must be derived from the sale or other disposition of securities held for less than three months. The loss of such status would result in the Fund being subject to Federal income tax on its taxable income and gains.

A redemption of shares will generally result in the recognition of gain or loss for income tax purposes equal to the difference between the proceeds of the redemption and the shareholder's basis in the shares redeemed.

Dividends from net investment income and distributions from realized short-term capital gains are taxable to the recipient shareholders as ordinary income, whether paid in cash or in additional Fund shares. In the case of corporate shareholders, the portion of the Fund's distributions attributable to dividends received by the Fund on its investments in common or preferred stock may be eligible for the dividends received deduction as long as certain requirements are satisfied by the shareholder. Distributions out of long-term capital gains are taxable to the recipient as long-term capital gains. Dividends and distributions declared by the Fund may also be subject to state and local taxes. Prior to investing in shares of the Fund, prospective shareholders may wish to consult their tax advisers concerning the Federal, state and local tax consequences of such investment.

GENERAL INFORMATION

Description of Shares, Voting Rights
and Liabilities

The Fund is a series of Gabelli Equity Series Funds, Inc., (the "Corporation") which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share, one hundred million of which have been initially classified as Fund shares. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund's shares to replace its Directors. The Corporation's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into two series each having a separate portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of its shareholders which include a list of portfolio securities and the Fund's financial statements which shall be audited annually. Unless it is clear that a shareholder is a nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares


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                                                                              18

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will not be able to elect any  person  or  persons  to the  Board of  Directors.
Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

Shareholder Approval

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the Investment Company Act of 1940 requires the affirmative vote of at least a "majority" (as defined by the Investment Company Act of 1940) of the outstanding voting securities of the Fund or the Corporation at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

Performance Information

The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one, five and ten year periods (if applicable) and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. The Fund may also furnish total return and yield calculations for other periods based on investments at various sales charge levels or net asset values.

Custodian, Transfer Agent and
Dividend Disbursing Agent

State Street Bank and Trust Company is the Custodian for the Fund's cash and securities as well as the Transfer and Dividend Disbursing Agent for its shares. Boston Financial Data Services, Inc., an affiliate of State Street Bank and Trust Company performs the shareholder services on behalf of State Street and is located at The BFDS Building, Two Heritage Drive, North Quincy, MA 02171. State Street Bank and Trust Company does not assist in and is not responsible for investment decisions involving assets of the Fund.


Independent Auditors

Ernst & Young LLP has been appointed independent auditors for the Fund, and is located at 787 7th Ave., New York, NY 10019.


Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1434. For assistance, call 1-800-GABELLI (1-800-422-3554).


Upon request, Gabelli & Company, Inc. will provide without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.


This Prospectus omits certain information con- tained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement including items omitted herein, may be obtained from the Commis-sion by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement may be obtained without charge from the Fund or its Distributor.



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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Prospectus Summary ........................................................    2
Table of Fees and Expenses ................................................    3
Financial Highlights ......................................................    4
Investment Objective and Policies and
  Related Risk Factors ....................................................    4
Other Investment Techniques and
  Related Risk Factors ....................................................    6
Management of the Fund ....................................................   10
Distribution Plan .........................................................   11
Purchase of Shares ........................................................   12
Redemption of Shares ......................................................   15
Retirement Plans ..........................................................   17
Dividends, Distributions and Taxes ........................................   17
General Information .......................................................   18





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No dealer,  salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information or representation may not be relied upon as being authorized by the Fund, the Adviser, the Administrator, the Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy in any state to any person to whom it is unlawful to make such offer in such state.

--------------------------------------------------------------------------------




The
Gabelli
Small Cap
Growth
Fund


                                   PROSPECTUS
                                January 30, 1996





                               GABELLI FUNDS, INC.
                               Investment Adviser

                             GABELLI & COMPANY, INC.
                                   Distributor

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


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                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)


                       STATEMENT OF ADDITIONAL INFORMATION


                                January 30, 1996

This Statement of Additional Information ("Additional Statement") relates to The Gabelli Small Cap Growth Fund (the "Fund") which is a series of The Gabelli Equity Series Funds, Inc., a Maryland corporation (the "Corporation"), and is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's prospectus dated January 30, 1996, as supplemented from time to time (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.


                                TABLE OF CONTENTS
                                                                   Page
                                                                   -----
      Other Investment Techniques .............................    B-2
      The Adviser .............................................    B-5
      The Distributor .........................................    B-6
      Directors and Officers ..................................    B-7
      Investment Restrictions .................................    B-10
      Portfolio Transactions and Brokerage ....................    B-11
      Purchase and Redemption of Shares .......................    B-13
      Determination of Net Asset Value ........................    B-13
      Dividends, Distributions and Taxes ......................    B-13
      Investment Performance Information ......................    B-16
      Appendix to Statement of Additional Information .........    B-17
      Financial Statements ....................................    B-20

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


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                           OTHER INVESTMENT TECHNIQUES

Securities Subject to Reorganization

     Subject to the Fund's policy of investing at least 65% of its assets in income producing equity securities the Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Gabelli Funds, Inc. (the "Adviser"), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. (See "Other Investment Techniques and Related Risk Factors" in the Prospectus.)

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of proposal is in process. In making the investments the Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses as well as making it more difficult for the Fund to meet the tests for favorable tax treatment as a "Regulated Investment Company" under the Internal Revenue Code of 1986 (the "Code") (see "Dividends, Distributions and Taxes" in the Prospectus). The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments as well as to monitor the effect of such investments on the tax qualification test of the Code.

Nonconvertible Debt Securities

     As disclosed in the Prospectus, up to 35% of the Fund's assets may be invested in lower quality nonconvertible debt securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings


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B-2

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evaluate the safety of principal and interest  payments,  not market value risk.
In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

     Factors adversely affecting the market value of high yield and other securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

     From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Code enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

     The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Fund's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

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                                                                             B-3

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Hedging Transactions

     Futures Contracts. The Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government Securities.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

     Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

     Currency Transactions. The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security a Series is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Series' portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

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B-4

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     Although the Adviser has no current  intention of using such instruments on behalf of the Fund, it may choose to do so at a future date depending upon market conditions prevailing at such time and the perceived investment needs of the Fund.

                                   THE ADVISER

     The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434.

     Pursuant to an Investment Advisory Contract which was approved by the Fund's sole shareholder on December 9, 1991 the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions for the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

     Under the Investment Advisory Contract, the Adviser also (1) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund; (3) provides the Fund, if requested, with adequate office space and facilities: (4) prepares, but does not pay for, periodic updating of the fund's registration statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission; (5) supervises the calculation of the net asset value of shares of the Fund; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the Investment Company Act of 1940 (the "Act") to be acted upon by the Board.


     The Adviser has entered into an Administration Contract with Furman Selz LLC ("Furman Selz" or the "Administrator") 230 Park Avenue, New York, New York 10169, pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations but which do not concern the investment advisory and portfolio management services provided by the Adviser. For such services and the related expenses borne by Furman Selz, the Adviser pays a monthly fee at the annual rate of .10% of the average net assets of the Fund (minimum annual fee of $40,000 per portfolio) on the first $350 million of funds advised by such Adviser and administered by Furman Selz and .075% of any net assets above $350 million, together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.


     The Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides

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                                                                             B-5


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indemnification  for the Adviser  and each of these  persons for any conduct for which they are not liable to the Fund. The Investment Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

     The Investment Advisory Contract is terminable without penalty by the Corporation on not more than sixty days' written notice when authorized by the Directors of the Corporation, by the holders of a majority, as defined in the Act, of the outstanding shares of the Corporation, or by the Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the Act and rules thereunder except to the extent otherwise provided by order of the Commission or any rule under the Act and except to the extent the Act no longer provides for automatic termination, in which case the approval of a majority of the disinterested directors is required for any "assignment." The Investment Advisory Contract provides in effect, that unless terminated it will remain in effect until December 15, 1993, and from year to year thereafter, so long as continuance of the Investment Advisory Contract is approved annually by the Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract.

     The Investment Advisory Contract also provides that the Adviser is obligated to reimburse to the Fund any amount up to the amount of its advisory fee by which its aggregate expenses including advisory fees payable to the Adviser (but excluding interest, taxes, Rule 12b-1 expenses, brokerage commissions, extraordinary expenses and any other expenses not subject to any applicable expense limitation) during the portion of any fiscal year in which the Contract is in effect exceed the most restrictive expense limitation imposed by the securities law of any jurisdiction in which the shares of the Fund are registered or qualified for sale. Such limitation is currently believed to be 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of average net assets in excess of $100 million. For purposes of this expense limitation Fund expenses are accrued monthly and the monthly fee otherwise payable to the Adviser postponed to the extent that the includable Fund expenses to date exceed the proportionate amount of such limitation to date.

                                 THE DISTRIBUTOR

     The Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is a subsidiary of Gabelli Funds, Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

     The Distribution Agreement is terminable by the Distributor or the Corporation at any time without penalty on not more than sixty nor less than thirty days' written notice, provided, that termination by the Corporation must be directed or approved by the Board of Directors of the Corporation, by the vote of the holders of a majority of the outstanding securities of the

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Corporation,  or by written  consent of a majority of the  directors who are not interested persons of the Corporation or the Distributor. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the Act.The Distribution Agreement provides that, unless terminated, it will remain in effect until December 15, 1993 and from year to year thereafter, so long as continuance of the Distribution Agreement is approved annually by the Corporation's Board of Directors or by a majority of the outstanding voting securities of the Corporation, and in either case, also by a majority of the Directors who are not interested persons of the Corporation or the Distributor.

                             DIRECTORS AND OFFICERS

     The Directors and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Adviser or the Administrator, are shown below. Directors deemed to be
"interested persons" of the Fund for purposes of the Investment Company Act of 1940 are indicated by an asterisk.

                                             Principal Occupations During Last Five Years; Affiliations
Name, Position with Fund and Address         with the Adviser or Administrator.
------------------------------------         -----------------------------------------------------------

Mario J. Gabelli*                            Mr. Gabelli is Chairman,  President,  Chief Executive  Officer and a Director of
President, Director and                      Gabelli  Funds,  Inc.;  Chief  Investment  Officer  of  GAMCO  Investors,  Inc.;
Chief Investment Officer                     President  and  Chairman of The Gabelli  Equity Trust Inc.;  The Gabelli  Global
Age: 53                                      Multimedia Trust  Inc.; President,  Chief Investment Officer and Director of The
                                             Gabelli Value Fund Inc.,  and The Gabelli  Convertible  Securities  Fund,  Inc.,
                                             Gabelli Investor Funds, Inc., Gabelli  International  Growth Fund, Inc., Gabelli
                                             Capital Asset Fund and Gabelli  Global Series  Funds,  Inc.,  Gabelli Gold Fund,
                                             Inc.  Trustee of The Gabelli Asset Fund and The Gabelli Money Market Funds;  The
                                             Gabelli Growth Fund; Director and Adviser of Gabelli International Ltd. Director
                                             of Morgan Group, Inc.; Chairman and Director of Lynch Corporation.

James E. McKee                               Vice  President  and  General  Counsel of the  Investment  Advisory  Division of
Secretary                                    Gabelli Funds,  Inc.;  Secretary of all Funds Advised by Gabelli Funds, Inc. and
Age: 32                                      Teton  Advisers  LLC.  Secretary of The Westwood  Funds since August 1995.  Vice
                                             President and General  Counsel of GAMCO  Investors,  Inc.  since 1993.  Formerly
                                             Branch Chief with the U.S.  Securities and Exchange  Commission in New York from
                                             1992 through 1993. Staff attorney with the Securities and Exchange Commission in
                                             New York from 1989 through 1992.

Bruce N. Alpert                              Vice President,  Treasurer and Chief Financial and Administrative Officer of the
Vice President and                           investment  advisory  division of the Adviser,  Treasurer of The Gabelli  Equity
Treasurer                                    Trust Inc.,  Vice  President and  Treasurer of The Gabelli Value Fund Inc.,  The
Age: 44                                      Gabelli Asset Fund and The Gabelli Growth Fund,  since June 1988; Vice President and Treasurer of The Gabelli Money Market Funds;  The Gabelli Global  Multimedia
                                             Trust,  Inc.; The Gabelli  Convertible  Securities Fund, Inc.;  Gabelli Investor
                                             Funds, Inc.; Gabelli International Growth Fund, Inc.; Gabelli Capital Asset Fund
                                             and Gabelli Global Series Funds,  Inc. and Vice President of The Westwood Funds.
                                             Manager of Teton Advisers LLC.


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                                                                             B-7

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
                                             Principal Occupations During Last Five Years; Affiliations
Name, Position with Fund and Address         with the Adviser or Administrator.
------------------------------------         -----------------------------------------------------------

Felix J. Christiana                          Formerly Senior Vice President of Dry Dock Savings Bank. Mr.  Christiana is also
Director                                     a Director of The Gabelli Value Fund Inc.,  The Gabelli  Convertible  Securities
Age: 71                                      Fund, Inc., Gabelli Investor Funds, Inc., and Gabelli Global Series Funds, Inc.,
                                             The Gabelli Global Multimedia Trust,  Inc., The Gabelli Equity Trust,  Inc., The
                                             Manager's  Fund and The  Treasurer's  Fund,  Inc.,  and a Trustee of The Gabelli
                                             Asset Fund and The Gabelli Growth Fund.

Anthony J. Colavita                          President  and  Attorney  at Law in the law firm of Anthony J.  Colavita,  P.C.;
Director                                     Director of The Gabelli Value Fund,  Inc. and The Gabelli  Series  Funds,  Inc.,
Age: 60                                      Gabelli Investor Funds Inc., and Gabelli Global Series Funds,  Inc.;  Trustee of
                                             The Gabelli Asset Fund,  The Gabelli Growth Fund, The Gabelli Money Market Funds
                                             and The Westwood Funds.

Vincent D. Enright                           Senior Vice President and Chief Financial Officer of Brooklyn Union Gas Company.
Director                                     Trustee of The Gabelli Money Market Funds. Director of  Gabelli  Investor Funds,
Age: 54                                      Inc., and Gabelli Global Series Funds, Inc.

John D. Gabelli*                             Vice  President of Gabelli & Company,  Inc.,  Director of Gabelli  Funds,  Inc.,
Director                                     Gabelli Investor Funds,  Inc., and Gabelli Global Series Funds,  Inc. Manager of
Age: 51                                      Teton Advisers LLC.

Robert J. Morrissey                          Partner in the law firm of Morrissey & Hawkins.  Former  partner in the law firm
Director                                     of Withington Cross Park & Groden. Director of The Gabelli Value Fund Inc.
Age: 56

Anthony R. Pustorino                         Mr.  Pustorino  is a  Professor  of  Accounting  at  Pace  University.  Formerly
Director                                     President and shareholder, Pustorino Puglisi & Co., certified public accountants
Age: 70                                      (1961-1989).  Mr. Pustorino is a Director of The Gabelli Convertible  Securities
                                             Fund, Inc., Gabelli Investor Funds, Inc., Gabelli Global Series Funds, Inc., The
                                             Gabelli Value Fund Inc., The Gabelli Global  Multimedia  Trust Inc., The Gabelli
                                             Equity Trust Inc.,  The  Treasurer's  Fund,  Inc.,  and a Trustee of The Gabelli
                                             Asset Fund, The Gabelli Growth Fund, The Gabelli  International  Growth Fund and
                                             Gabelli Capital Series Funds, Inc.

Anthonie C. van Ekris                        Managing  Director of Balmac  International,  Ltd.  Formerly  Chairman and Chief
Director                                     Executive Officer of Balfour MacLaine  Corporation and Kay Corporation  (through
Age: 61                                      1990).  Director of Stahel  Hardmeyer  A.Z.  (through  present);  Trustee of The
                                             Gabelli Asset Fund,  The Gabelli Growth Fund and The Gabelli Money Market Funds.
                                             Director of Gabelli  Convertible  Securities Fund, Inc.,  Gabelli  International
                                             Growth Fund, Inc.  Gabelli  Investor Funds,  Inc.,  Gabelli Global Series Funds,
                                             Inc. and Gabelli Gold Fund, Inc.


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


--------------------------------------------------------------------------------

                                             Principal Occupations During Last Five Years; Affiliations
Name, Position with Fund and Address         with the Adviser or Administrator.
------------------------------------         -----------------------------------------------------------


Karl Otto Pohl*                              Partner of Sal Oppenheim Jr. & Cie. (private  investment bank); Former President
Director                                     of the Deutsche Bundesbank  (Germany's Central Bank) and Chairman of its Central
Age: 64                                      Bank   Council   (1980-1991);   Currently   board  member  of  IBM  World  Trade
                                             Europe/Middle     East/     Africa     Corp.;     Bertelsmann     AG;     Zurich
                                             Versicherungs-Gesellschaft  (insurance);  the  International  Advisory  Board of
                                             General Electric  Company;  the  International  Council for JP Morgan & Co.; the
                                             Board of Supervisory  Directors of ROBECo/o Group; and the Supervisory  Board of
                                             Royal Dutch (petroleum company); Advisory Director of Unilever N.V. and Unilever
                                             Deutschland;  German Governor,  International  Monetary Fund (1980-1991);  Board
                                             Member,  Bank for  International  Settlements  (1980-1991);  Chairman,  European
                                             Economic  Community  Central Bank  Governors  (1990-1991);  Trustee  or Director
                                             of all Funds advised by Gabelli Funds, Inc.


     The Fund pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $3,000 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation. Messrs. Mario J. Gabelli and John D. Gabelli are brothers. Mr. Pohl receives fees from the Adviser but has no obligation to provide any services to the Adviser. Although this relationship does not appear to require designation of Mr. Pohl as an interested person, the Fund is currently making such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned.


     The following table sets forth certain information regarding the compensation of the Fund's directors and officers. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation from the Fund for the calendar year ended December 31, 1995 in excess of $60,000.


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                                                                             B-9


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

                                                       COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      Total Compensation
                             Aggregate Compensa-     Pension or Retirement                            from Registrant and
Name of Person,              tion from Registrant    Benefits Accrued as     Estimated Annual Ben-    Fund Complex Paid
Position                     (Fiscal Year)           Part of Fund Expenses   efits upon Retirement    to Directors*
--------------------------------------------------------------------------------------------------------------------------
Mario J. Gabelli                $    0               N/A                     N/A                      $     0
  President, Director and
  Chief Investment Officer
Felix J. Christiana
  Director                       5,000               N/A                     N/A                       71,500  (9)
Anthony J. Colavita
  Director                       5,000               N/A                     N/A                       65,753 (10)
Vincent D. Enright
  Director                       5,000               N/A                     N/A                       17,000  (4)
John D. Gabelli
  Director                           0               N/A                     N/A
Robert J. Morrissey
  Director                       5,000               N/A                     N/A                       28,500  (3)
Anthony R. Pustorino
  Director                       5,000               N/A                     N/A                       81,003  (8)
Anthonie C.van Ekris
  Director                       5,000               N/A                     N/A                       45,253  (8)
Karl Otto Pohl
  Director                       5,000               N/A                     N/A                       80,263 (12)

----------
     * Represents the total compensation paid to such persons during the calendar year ending Decem- ber 31, 1995 (and, with respect to the Fund, estimated to be paid during a full calendar year). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund, because, among other things, they have a common investment adviser.

                             INVESTMENT RESTRICTIONS

     The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. The Fund may not:

          (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof;

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          (2)  invest  25% or more of the value of its  total  assets in any one industry;

          (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 331/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

          (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

          (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

          (6) invest for the purpose of exercising control over management of any company;

          (7) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments;

          or

          (8) purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas or mineral interests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

     The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Fund

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                                                                            B-11

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and other  client  accounts,  the main  factors  considered  are the  respective investment  objectives,  the relative size of portfolio  holdings of the same or comparable  securities,  the  availability of cash for  investment,  the size of
investment   commitments   generally  held  and  the  opinions  of  the  persons
responsible for managing the portfolios of the Fund and other client accounts.

     The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.


     The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund. For the fiscal years ended September 30, 1993, September 30, 1994, and September 30, 1995 the Fund paid a total of $277,455, $213,534 and $135,080 respectively, in brokerage commissions of which Gabelli & Company, Inc. received $14,178, $15,687 and $17,243 (or 5.1%, 7.3% and 12.8%
of the total brokerage commission), respectively.


     As required by Rule 17e-1 under the Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Gabelli on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews.

     To obtain the best execution of portfolio trades on the New York Stock Exchange ("Exchange"), Gabelli controls and monitors the execution of such transactions on the floor of the Exchange through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the Exchange. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli. Gabelli

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may also effect Fund portfolio  transactions  in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the New York Stock Exchange.

                        PURCHASE AND REDEMPTION OF SHARES

     Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is determined once daily as of the close of business of the regular trading session of the New York Stock Exchange, normally 4:00 p.m. New York time, on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

     In the calculation of the Fund's net asset value: (1) a portfolio security listed or traded on the New York or American Stock Exchanges or quoted by National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") is valued at its last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked price); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked price; and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

General

     The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

     The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long- term capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gain its share of undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase

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its basis in its  shares of the Fund by an amount  equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

     A distribution will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

     Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

     Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

     Hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character and timing of gains, losses or deductions from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The 30% limitation and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

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Distributions

     Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S.corporations. Distributions of net capital gain (which consist of the excess of long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

Sales of Shares

     Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Backup Withholding

     The Corporation may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

Foreign Withholding Taxes

     Income  received by the Fund from sources within  foreign  countries may be
subject  to  withholding  and  other  taxes  imposed  by  such  countries.   Tax
conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

Corporate Matters

     The Corporation reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the

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                                                                            B-15


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earnings,  dividends,  and  assets  of the  particular  series  and  would  vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

     Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

                       INVESTMENT PERFORMANCE INFORMATION

     The Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one year period and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. The Fund may also furnish total return calculations for these and other periods, based on investments at various sales charge levels or net asset value.

     Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/(CD)+1)^6-1]

where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.


For the 30 day period ended October 31, 1995, the Fund's annualized yield was -3.46%.


     Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. The Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of the Fund's portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

     From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning the fund. These sources include: Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

     In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to

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other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Quotations of the Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and are calculated pursuant to the following formula:

                                T=(ERV/P)^(1/n)-1

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). Total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.


     For the period from October 22, 1991 (commencement of operations) through September 30, 1995, the Fund's cumulative total return was 115.0% and the average annual total return for the period from October 22, 1991 (commencement of operations) through September 30, 1995 was 21.4%. As of the 12 months ended September 30, 1995 it was 19.5%. Assuming deduction of the maximum 4.50% sales charge the total return for the respective periods noted herein would have been 105.4%, 20.0% and 14.1%, respectively.


                          SHARES OF BENEFICIAL INTEREST


     As of January 22, 1996, there were no 5% or greater shareholders of the Fund.


     As of the date of this Statement of Additional Information, the Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

                 APPENDIX TO STATEMENT OF ADDITIONAL INFORMATION

Description of Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack

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                                                                            B-17


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outstanding   investment   characteristics   and  in   fact   have   speculative
characteristics as well. Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's ("S&P's") Corporate Debt Ratings

     AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Preferred Stock Ratings

     aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue

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which is rated a is  considered  to be an upper  medium grade  preferred  stock.
While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings

     AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the period July 3, 1995 (commencement of operations)through December 31, 1995 including the Report of Ernst &Young LLP, independent accountants, are included herein.



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                                                                            B-19

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- September 30, 1995

================================================================================

                                                                        Market
     Shares                                             Cost            Value
     ------                                             ----            -----
               COMMON STOCKS -- 96.63%

               AGRICULTURE -- 0.00%
        100    Delta & Pine Land
                 Company+ .....................     $     1,280     $     3,775
                                                    -----------     -----------

               AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.46%
     12,500    APS Holding Corporation
                 Cl. A+ .......................         193,750         303,125
      3,000    Breed Technologies, Inc. .......          51,828          59,625
    100,000    GenCorp Inc. ...................       1,546,161       1,062,500
     60,000    Handy & Harman .................         793,525         900,000
      1,000    Harley Davidson, Inc. ..........           9,425          24,375
      1,000    JPE Inc.+ ......................          12,150          13,500
     40,000    Modine Manufacturing
                 Company ......................         536,346       1,140,000
     30,000    Monro Muffler Brake, Inc.+ .....         347,396         457,500
     80,000    Redlaw Industries Inc.+ ........         258,943         220,000
     15,000    SPX Corporation ................         264,113         223,125
    110,000    Standard Motor
                 Products, Inc. ...............       1,526,613       2,090,000
     40,000    Stant Corporation ..............         526,300         400,000
      2,000    Strattec Security
                 Corporation+ .................          22,500          28,500
      1,800    Superior Industries
                 International Inc. ...........          24,923          48,375
      2,000    TransPro Inc. ..................          35,600          35,500
    132,500    UAP Inc. Cl. A .................       1,478,881       1,604,415
     62,250    Wynn's International, Inc. .....         789,637       1,696,312
                                                    -----------     -----------
                                                      8,418,091      10,306,852
                                                    -----------     -----------

               AVIATION: PARTS AND ACCESSORIES -- 1.36%
     24,000    Curtiss-Wright Corporation .....         831,188       1,062,000
     26,500    Hi-Shear Industries Inc.+ ......         164,141         192,125
     40,000    Hudson General
                 Corporation ..................         607,300         960,000
    150,000    UNC Incorporated ...............         896,488         937,500
                                                    -----------     -----------
                                                      2,499,117       3,151,625
                                                    -----------     -----------

               BROADCASTING -- 7.08%
     35,000    Ackerley Communications,
                 Inc. .........................         299,725         533,750
      5,000    Belo (A.H.) Corporation ........         164,636         171,875
      1,250    Clear Channel
                 Communications, Inc.+ ........          34,800          94,688
      3,000    Gray Communications
                 Systems Inc.+ ................          84,225          98,250
    180,000    Liberty Corporation ............       4,673,517       5,850,000
     65,000    Outlet Communications,
                 Inc. Cl. A+ ..................         232,177       3,006,250
      2,500    Price Communications
                 Corporation+ .................           8,600          20,313
      2,000    Scandinavian Broadcasting
                 System SA+ ...................          27,300          56,500
      2,000    Silver King Communications,
                 Inc. .........................          70,000          64,750
      8,000    Turner Broadcasting
                 System, Inc. Cl. B ...........         112,464         220,000
     70,000    United Television, Inc. ........       1,779,330       6,247,500
                                                    -----------     -----------
                                                      7,486,774      16,363,876
                                                    -----------     -----------

               BUILDING AND CONSTRUCTION --  2.88%
     90,000    CalMat Co. .....................       1,668,638       1,620,000
     30,000    Florida Rock Industries Inc. ...         844,869         840,000
     35,000    Medusa Corporation .............         687,102         988,750
     15,000    Morgan Products Ltd.+ ..........         128,663         103,125
    125,000    Nortek, Inc.+ ..................         740,362       1,093,750
      7,500    Oakwood Homes
                 Corporation ..................         167,562         264,375
      2,000    Puerto Rican Cement
                 Company, Inc. ................          48,850          69,250
    140,000    Republic Gypsum
                 Company ......................         847,257       1,662,500
      1,500    Schuler Homes, Inc.+ ...........          21,275          17,438
                                                    -----------     -----------
                                                      5,154,578       6,659,188
                                                    -----------     -----------

               BUSINESS SERVICES -- 1.49%
      5,000    Amway Asia Pacific Ltd.+ .......         145,750         186,875
      2,000    Amway Japan Limited
                 Spons. ADR+ ..................          37,213          36,750
     30,000    Berlitz International, Inc.+ ...         431,450         446,250
      5,000    Bolt Beranek & Newman,
                 Inc. .........................         179,038         186,875
     20,000    Borg-Warner Security
                 Corporation+ .................         250,000         172,500
     10,000    Landauer, Inc. .................         163,888         190,000
     83,000    Nashua Corporation .............       2,053,718       1,276,125
    106,052    Trans-Lux Corporation ..........         869,896         941,211
                                                    -----------     -----------
                                                      4,130,953       3,436,586
                                                    -----------     -----------

               CABLE -- 6.73%
    150,000    BET Holdings, Inc. .............       2,561,337       3,000,000
     73,500    Citicasters Inc.+ ..............       1,372,733       2,453,062
      3,000    Falcon Cable Systems
                 Company ......................          29,775          26,625
    120,000    Home Shopping Network,
                 Inc.+ ........................         990,655       1,110,000
    205,000    International Family
                 Entertainment, Inc.+ .........       2,755,140       3,895,000
     25,000    Jones Intercable
                 Investors L.P. ...............         267,256         318,750
     98,000    Media General, Inc. Cl. A ......       1,767,529       3,503,500
     11,774    People's Choice TV
                 Corporation ..................         169,656         288,463


    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- September 30, 1995 (Continued)

================================================================================

                                                                        Market
     Shares                                             Cost            Value
     ------                                             ----            -----
     52,000    United International
                 Holdings, Inc. Cl. A+ ........     $   694,277     $   962,000
                                                    -----------     -----------
                                                     10,608,358      15,557,400
                                                    -----------     -----------

               COMMERCIAL SERVICES -- 0.18%
     15,000    Barefoot, Inc. .................         160,000         196,875
     11,000    Wackenhut Corporation
                 Cl. A ........................         122,864         171,875
      2,750    Wackenhut Corporation
                 Cl. B ........................          30,716          37,813
                                                    -----------     -----------
                                                        313,580         406,563
                                                    -----------     -----------

               COMPUTER SOFTWARE AND SERVICES -- 1.65%
     12,000    America Online, Inc.+ ..........          95,250         825,000
      2,200    Broderbund Software, Inc.+ .....          39,017         167,475
      1,000    Noise Cancellation
                 Technologies, Inc.+ ..........             625           1,000
     40,000    Sierra On-Line, Inc.+ ..........         277,079       1,570,000
      3,000    The Learning Company+ ..........          48,588         181,500
    117,000    Triad Systems Corporation+ .....         504,563         672,750
      9,500    Volt Information Sciences,
                 Inc.+ ........................         154,888         408,500
                                                    -----------     -----------
                                                      1,120,010       3,826,225
                                                    -----------     -----------

               CONSUMER PRODUCTS-- 6.72%
     20,000    Advantage Companies Inc.+ ......         265,084         355,000
     74,000    Carter-Wallace, Inc. ...........         843,752         925,000
     80,000    Church & Dwight Co., Inc. ......       1,743,659       1,740,000
     25,000    Coachmen Industries Inc. .......         289,025         415,625
     37,500    Culbro Corporation+ ............       1,140,737       1,509,375
     30,000    First Brands Corporation .......         802,950       1,350,000
     30,000    Fleetwood Enterprises, Inc. ....         506,125         596,250
     95,000    General Housewares
                 Corporation ..................       1,314,476       1,068,750
    200,000    Genlyte Group
                 Incorporated+ ................         804,165       1,050,000
      8,000    Hechinger Company Cl. B ........          86,425          38,000
     10,000    Huffy Corporation ..............         143,500         113,750
     43,000    Jostens, Inc. ..................         846,383       1,010,500
    102,500    Kerr Group, Inc.+ ..............         748,848         717,500
      2,000    Mafco Consolidated
                 Group Inc.+ ..................          28,244          51,500
      3,000    Nu-Kote Holding Inc. Cl. A+ ....          26,883          65,250
     25,000    Outboard Marine
                 Corporation ..................         467,013         537,500
     25,000    Playtex Products, Inc.+ ........         182,500         215,625
     45,000    Robert Mondavi Wine Corp.
                 Cl. A+ .......................         376,535       1,147,500
     82,000    Scotts Company Cl. A+ ..........       1,445,536       1,814,250
     30,000    Skyline Corporation ............         517,738         540,000
      7,500    Stewart Enterprises Inc.
                 Cl. A ........................         101,800         271,875
                                                    -----------     -----------
                                                     12,681,378      15,533,250
                                                    -----------     -----------

               COUNTRY/CLOSED END FUNDS -- 1.87%
     70,000    Central European Equity
                 Fund Inc. ....................         927,957       1,120,000
     85,000    Emerging Germany Fund
                 Inc. .........................         669,375         616,250
     50,000    France Growth Fund, Inc. .......         531,418         487,500
     39,415    Germany Fund, Inc. .............         449,639         453,273
     44,000    Italy Fund Inc. ................         394,348         341,000
     95,000    New Germany Fund Inc. ..........       1,084,012       1,187,500
     12,700    Spain Fund Inc. ................         118,435         107,950
                                                    -----------     -----------
                                                      4,175,184       4,313,473
                                                    -----------     -----------

               DIVERSIFIED INDUSTRIAL -- 6.32%
     65,000    Ampco-Pittsburgh
                 Corporation ..................         472,437         674,375
     10,000    Anixter International Inc. .....         184,050         413,750
     15,000    Gardner Denver Machinery
                 Corporation ..................         248,670         255,000
    470,000    Lamson & Sessions Co.+ .........       2,660,427       2,937,500
     65,000    Lindsay Manufacturing
                 Company+ .....................       2,054,573       2,161,250
    350,000    Noel Group, Inc.+ ..............       1,817,224       2,187,500
     65,000    Park-Ohio Industries, Inc.+ ....         756,925         942,500
    130,000    Thomas Industries, Inc. ........       1,420,400       2,616,250
     25,000    Trinity Industries, Inc. .......         672,010         775,000
    600,000    Tyler Corporation+ .............       2,933,192       1,650,000
                                                    -----------     -----------
                                                     13,219,908      14,613,125
                                                    -----------     -----------

               ELECTRICAL EQUIPMENT AND SUPPLIE -- 5.89%
    230,000    AMETEK, Inc. ...................       3,374,733       3,938,750
      1,000    Belden Inc. ....................          15,425          26,250
     38,000    CTS Corporation ................         845,762       1,178,000
    150,000    Dynamics Corporation of
                 America ......................       1,619,625       3,487,500
     63,000    Kollmorgen Corporation .........         434,850         669,375
     10,000    Littlefuse, Inc.+ ..............         125,313         325,000
     49,700    Pittway Corporation ............       1,685,385       3,081,400
     14,500    Pittway Corporation Cl. A ......         319,725         902,625
                                                    -----------     -----------
                                                      8,420,818      13,608,900
                                                    -----------     -----------

               ENERGY -- 1.82%
  1,425,000    GEO International Corporation+ .          74,145               1
    200,000    Kaneb Services Inc.+ ...........         653,258         500,000
     22,000    Lufkin Industries, Inc. ........         389,520         517,000
    226,500    RPC Inc.+ ......................       1,678,187       1,783,688
     90,000    Southwest Gas Corporation ......       1,556,054       1,406,250
                                                    -----------     -----------
                                                      4,351,164       4,206,939
                                                    -----------     -----------

               ENTERTAINMENT -- 0.81%
      8,000    Churchill Downs Incorporated ...         342,863         292,000
     10,000    Cineplex Odeon
                 Corporation+ .................          20,888          20,000
     32,000    Jackpot Enterprises, Inc. ......         321,225         344,000


    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- September 30, 1995 (Continued)

================================================================================

                                                                        Market
     Shares                                             Cost            Value
     ------                                             ----            -----
      2,500    Samuel Goldwyn Company+ ........     $    24,625     $    15,000
     10,000    Savoy Pictures
                 Entertainment, Inc.+ .........          87,800          66,250
        200    Scientific Games Holdings
                 Corp.+ .......................           1,825           7,475
     65,000    Spelling Entertainment Inc.+ ...         475,125         861,250
     40,000    Topps Company, Inc.+ ...........         243,963         260,000
                                                    -----------     -----------
                                                      1,518,314       1,865,975
                                                    -----------     -----------

               ENVIRONMENTAL CONTROL -- 0.66%
    130,000    EnviroSource, Inc.+ ............         442,370         390,000
     58,000    U.S. Waste Services, Inc.+ .....         685,211       1,131,000
                                                    -----------     -----------
                                                      1,127,581       1,521,000
                                                    -----------     -----------

               FINANCIAL SERVICES -- 3.82%
      7,000    Berliner Bank
                 Aktiengesellschaft ...........       1,452,996       1,936,275
     50,000    Danielson Holding
                 Corporation+ .................         185,138         375,000
     22,500    Gryphon Holdings Inc.+ .........         292,500         360,000
     25,000    Hibernia Corporation ...........         190,063         253,125
     15,000    Jupiter National, Inc.+ ........         161,113         457,500
      4,000    Lawyers Title Insurance
                 Corporation ..................          58,015          59,500
     40,000    Midland Company ................       1,717,750       1,860,000
    115,000    Pioneer Group, Inc. ............       1,269,630       3,148,125
     30,000    Riggs National Corporation+ ....         274,744         386,250
                                                    -----------     -----------
                                                      5,601,949       8,835,775
                                                    -----------     -----------

               FOOD AND BEVERAGE -- 6.53%
     12,000    Brau und Brunnen ...............       2,420,221       2,126,050
    254,800    Bruno's, Inc. ..................       2,732,659       2,898,350
     32,000    Celestial Seasonings, Inc.+ ....         557,895         576,000
      6,250    Cheesecake Factory
                 Incorporated+ ................         103,555         167,188
     72,100    Chock Full o'Nuts
                 Corporation+ .................         556,764         432,600
     36,000    Delchamps, Inc. ................         775,423         666,000
    190,000    Eskimo Pie Corporation (a) .....       3,111,685       3,562,500
     15,500    Genesee Corporation Cl. B ......         611,817         695,563
     10,000    Grist Mill Company+ ............          73,023          93,750
     35,000    Ingles Markets, Incorporated
                 Cl. A ........................         252,825         350,000
     12,000    International Multifoods
                 Corporation ..................         242,875         258,000
     10,200    J & J Snack Foods Corp.+ .......          99,485         119,850
     14,000    Midwest Grain Products,
                 Inc. .........................         353,626         241,500
      2,000    Northland Cranberries, Inc.
                 Cl. A ........................          29,750          34,750
     10,000    Ralcorp Holdings, Inc.+ ........         154,250         236,250
     83,750    Rykoff-Sexton, Inc. ............       1,148,276       1,978,594
     56,584    Sylvan Foods Holdings,
                 Inc.+ ........................         512,602         657,790
                                                    -----------     -----------
                                                     13,736,731      15,094,735
                                                    -----------     -----------

               HOME FURNISHINGS -- 1.99%
      8,000    Bassett Furniture Industries
                 Incorporated .................         188,438         201,000
      8,000    Bed Bath & Beyond Inc.+ ........         103,306         244,000
     30,000    Foamex International Inc.+ .....         258,725         311,250
     10,000    La-Z-Boy Chair Company .........         218,125         298,750
     10,000    National Presto Industries,
                 Inc. .........................         447,833         448,750
     65,000    Oneida Ltd. ....................         967,187       1,056,250
    100,000    Syratech Corporation+ ..........       1,774,858       2,050,000
                                                    -----------     -----------
                                                      3,958,472       4,610,000
                                                    -----------     -----------

               HOSPITAL SUPPLIES AND SERVICES -- 0.05%
      5,000    International Research
                 and Development
                 Corporation+ .................          17,218           1,875
      1,000    Professional Sports Care
                 Management, Inc.+ ............          11,780           5,375
      9,000    U.S. Physical Therapy Inc.+ ....          56,250         105,750
                                                    -----------     -----------
                                                         85,248         113,000
                                                    -----------     -----------

               HOTELS/CASINOS -- 2.15%
    410,200    Aztar Corporation+ .............       2,651,385       3,435,425
     35,000    Mirage Resorts,
                 Incorporated+ ................         357,753       1,150,625
     15,000    National Gaming
                 Corporation+ .................         189,386         153,750
     10,000    Station Casinos, Inc.+ .........         139,708         153,750
     15,000    TPI Enterprises, Inc.+ .........          95,613          65,625
                                                    -----------     -----------
                                                      3,433,845       4,959,175
                                                    -----------     -----------

               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 10.11%
     65,000    AFC Cable Systems, Inc.+ .......         657,930       1,121,250
     12,000    Alltrista Corporation ..........         232,498         228,007
     15,000    Amphenol Corporation
                 Cl. A+ .......................         196,200         324,375
     60,000    AMTROL Inc. ....................         930,177         975,000
    320,000    Baldwin Technology
                 Company, Inc. Cl. A+ .........       1,534,459       2,040,000
     40,000    Brad Ragan, Inc.+ ..............       1,013,337       1,340,000
     52,000    Brenco, Incorporated ...........         459,843         585,000
    219,500    CLARCOR Inc. ...................       3,708,370       5,158,250
     45,000    Crane Company ..................       1,187,013       1,552,500
    125,000    Eljer Industries, Inc.+ ........       1,209,663         609,375
     20,000    General Magnaplate
                 Corporation ..................          83,763         103,750
     50,000    Gerber Scientific, Inc. ........         602,337         893,750
    130,000    Greif Bros. Corporation
                 Class A ......................       2,414,014       3,233,750


    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- September 30, 1995 (Continued)

================================================================================

                                                                        Market
     Shares                                             Cost            Value
     ------                                             ----            -----
     30,000    INDRESCO Inc.+ .................     $   376,725     $    536.25
     34,650    Johnston Industries, Inc. ......         268,295         311,850
     14,000    K-Tron International, Inc.+ ....         135,222          77,000
     20,000    Mark IV Industries, Inc. .......         299,911         445,000
      7,000    Plantronics, Inc.+ .............         107,637         254,625
     18,000    Scotsman Industries, Inc. ......         153,375         294,750
     13,500    Sequa Corporation Cl. A+ .......         465,631         361,125
      3,000    Sequa Corporation Cl. B+ .......          93,017          96,938
     17,500    SPS Technologies, Inc.+ ........         448,826         682,500
     15,000    Teleflex Incorporated ..........         453,413         607,500
     14,000    Tennant Company ................         304,175         365,750
     45,000    Valmont Industries, Inc. .......         752,800       1,091,250
      4,500    Watsco, Inc. Cl. B .............          29,770          75,938
                                                    -----------     -----------
                                                     18,118,401      23,365,483
                                                    -----------     -----------

               METALS AND MINING -- 1.87%
     10,000    Barrick Gold Corporation .......         257,938         258,750
    140,000    Echo Bay Mines Ltd. ............       1,494,762       1,522,500
     22,500    Magma Copper Company
                 Cl. B+ .......................         269,125         421,875
    100,000    Pegasus Gold Inc.+ .............       1,786,355       1,362,500
    175,000    Royal Oak Mines Inc.+ ..........         831,033         754,688
                                                    -----------     -----------
                                                      4,639,213       4,320,313
                                                    -----------     -----------

               PUBLISHING -- 3.06%
     30,000    Commerce Clearing House,
                 Inc. Cl. A ...................         529,779         723,750
     60,000    Independent Newspapers
                 plc ..........................         288,061         362,829
     15,000    McClatchy Newspapers, Inc.
                 Cl. A ........................         287,838         328,125
     20,000    Meredith Corporation ...........         593,862         795,000
     33,000    Pulitzer Publishing
                 Company ......................       1,341,509       1,707,750
      1,000    Scholastic Inc.+ ...............          37,500          62,750
     50,000    Western Publishing Group,
                 Inc.+ ........................         578,387         637,500
     42,000    Wiley (John) & Sons, Inc.
                 Cl. B ........................         924,625       2,454,375
                                                    -----------     -----------
                                                      4,581,561       7,072,079
                                                    -----------     -----------

               PUMPS AND VALVES -- 5.28%
     60,000    AptarGroup, Inc. ...............         967,688       1,987,500
     27,750    Duriron Company, Inc. ..........         443,102         811,688
     55,000    Franklin Electric Company ......       1,624,331       1,773,750
     17,775    Gorman-Rupp Company ............         276,467         284,400
     90,000    Goulds Pumps,
                 Incorporated .................       2,172,983       2,070,000
      4,000    Graco Inc. .....................          83,113         136,500
     64,000    IDEX Corporation ...............         791,467       2,288,000
     55,000    Robbins & Myers, Inc. ..........         932,766       1,787,500
     27,500    Roper Industries, Inc. .........         350,813       1,065,625
                                                    -----------     -----------
                                                      7,642,730      12,204,963
                                                    -----------     -----------

                RETAIL -- 4.72%
     44,700    Aaron Rents Inc. Cl. A .........         300,359         807,394
     22,000    Aaron Rents Inc. Cl. B .........         140,144         390,500
     67,001    Belding Heminway Company,
                 Inc.+ ........................         499,204         318,255
     50,000    Burlington Coat Factory
                 Warehouse Corporation+ .......         589,663         662,500
      7,000    Crown Books Corporation+ .......          98,017          70,000
     80,000    Earl Scheib, Inc.+ .............         442,708         500,000
     30,000    Fingerhut Companies, Inc. ......         451,763         483,750
     10,000    Gander Mountain, Inc.+ .........         118,840          83,750
    170,000    General Host Corporation+ ......       1,269,126         998,750
    125,000    Hartmarx Corporation+ ..........         796,050         750,000
     60,000    Lillian Vernon Corporation .....         933,380         802,500
     33,500    Mott's Holdings, Inc.+ .........         214,069         201,000
    250,000    Neiman Marcus Group,
                 Inc.+ ........................       3,563,006       4,500,000
     25,000    Zale Corporation+ ..............         320,840         346,875
                                                    -----------     -----------
                                                      9,737,169      10,915,274
                                                    -----------     -----------

               SPECIALTY CHEMICALS -- 1.67%
     30,000    Ferro Corporation ..............         714,101         746,250
     99,800    Guardsman Products Inc. ........       1,227,118       1,322,350
     12,500    MacDermid, Incorporated ........         381,570         584,375
     25,000    Penwest Ltd. ...................         470,610         631,250
     25,000    Pratt & Lambert Inc. ...........         399,935         584,375
                                                    -----------     -----------
                                                      3,193,334       3,868,600
                                                    -----------     -----------

               TELECOMMUNICATIONS -- 3.56%
      1,000    Arch Communications
                 Group Inc.+ ..................          14,425          26,250
     35,000    Atlantic Tele-Network Inc.+ ....         416,220         428,750
      1,000    BHI Corporation ................          15,750          15,750
    100,000    Communications Systems,
                 Inc. .........................         556,544       1,475,000
    155,000    C-TEC Corporation+ .............       2,955,847       3,603,750
     30,000    C-TEC Corporation Cl. B+ .......         495,027         705,000
     17,500    Data Transmission Network
                 Corporation+ .................         237,758         634,375
     29,000    Lincoln Telecommunications
                 Company ......................         361,663         543,750
     30,000    NTN Communications Inc.+ .......         214,375         157,500
     20,000    Pacific Telecom Inc. ...........         510,130         600,000
     12,000    Peoples Telephone Company
                 Inc.+ ........................          93,263          45,750
                                                    -----------     -----------
                                                      5,871,002       8,235,875
                                                    -----------     -----------

               TRANSPORTATION -- 0.17%
     50,000    OMI Corporation ................         334,638         350,000
      4,000    WorldCorp, Inc.+ ...............          19,575          48,500
                                                    -----------     -----------
                                                        354,213         398,500
                                                    -----------     -----------


    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- September 30, 1995 (Continued)

================================================================================

  Principal
    Amount                                                             Market
  or Shares                                             Cost            Value
  ---------                                             ----            -----
               WIRELESS COMMUNICATIONS -- 1.73%
     70,000    Allen Group Inc. ...............     $ 1,097,525     $ 2,537,500
     50,000    American Paging, Inc.+ .........         392,913         387,500
     15,000    Cellular Communications of
                 Puerto Rico, Inc.+ ...........         201,450         457,500
     25,000    Centennial Cellular
                 Corporation+ .................         346,560         487,500
      4,000    Mobile Telecommunication
                 Technologies Corp.+ ..........          78,863         123,500
                                                    -----------     -----------
                                                      2,117,311       3,993,500
                                                    -----------     -----------
               TOTAL COMMON
                 STOCKS .......................     168,298,267     223,362,024
                                                    -----------     -----------



               CONVERTIBLE CORPORATE BONDS -- 0.91%

               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.14%
   $325,000    GenCorp Inc. Sub. Deb. Cv.
                 8.00%, 08/01/02 ..............         323,229         323,375
                                                    -----------     -----------

               ENTERTAINMENT -- 0.14%
    150,000    All American Communica-
                 tions, Inc. Sub. Deb. Cv.
                 6.50%, 10/01/03 (b) ..........         143,062         168,000
    200,000    Savoy Pictures Entertainment,
                 Inc. Sub. Deb. Cv.
                 7.00%, 07/01/03 ..............         155,451         154,000
                                                    -----------     -----------
                                                        298,513         322,000
                                                    -----------     -----------

               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 0.47%
    750,000    Intermagnetics General
                 Corporation Sub. Deb. Cv.
                 5.75%, 09/15/03 (b) ..........         749,525         930,000
    250,000    Kushner Locke Company Sub.
                 Deb. Cv.  8.00%,
                 12/15/00 .....................         250,000         150,000
        500    MacNeal-Schwendler
                 Corporation Sub. Deb. Cv.
                 7.875%, 08/18/04 .............             558             615
                                                    -----------     -----------
                                                      1,000,083       1,080,615
                                                    -----------     -----------

               RETAIL -- 0.16%
    400,000    General Host Corporation
                 Sub. Deb. Cv
                 8.00%, 02/15/02 ..............         380,290         376,000
                                                    -----------     -----------

               TOTAL CONVERTIBLE
                 CORPORATE BONDS ..............       2,002,115       2,101,990
                                                    -----------     -----------

  Principal
   Amount
  ---------
               U.S. GOVERNMENT OBLIGATIONS -- 2.79%
 $6,480,000    U.S. Treasury Bills, 5.20% to
                 5.35% due 10/05/95 to
                 11/16/95 .....................     $ 6,454,563     $ 6,454,563
                                                    -----------     -----------


               TOTAL U.S. GOVERNMENT
                 OBLIGATIONS ..................       6,454,563       6,454,563
                                                    -----------     -----------

               TOTAL INVESTMENTS
                 -- 100.33% ...................    $176,754,945*    231,918,577
                                                   ============

               Liabilities, in excess of
                 Other Assets -- (0.33%) ....................          (762,376)
                                                                  -------------

               NET ASSETS -- 100.00%
                 (11,954,701 shares outstanding) ............     $ 231,156,201
                                                                  =============

               Net Asset Value And Redemption
                 Price Per Share ............................            $19.34
                                                                         ======


               MAXIMUM PUBLIC OFFERING
                 PRICE PER SHARE
                 ($19.34 / .955 Based on a
                 maximum sales charge of 4.5%) ..............            $20.25
                                                                         ======

----------
*For Federal income tax purposes:
                    Aggregate cost .........................     $176,754,945
                                                                 ============

                  Gross unrealized appreciation ............     $ 62,133,863
                  Gross unrealized depreciation ............        6,970,231
                                                                 ------------
                  Net unrealized appreciation ..............     $ 55,163,632
                                                                 ============

+    Non-income producing security

ADR  -- American Depositary Receipt

(a) Considered an affiliated issuer because the Fund owns at least 5% of the outstanding voting securities.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, Rule 144A securities amounted to $1,098,000 or 0.5% of net assets.

    The accompanying notes are an integral part of the financial statements.

                        The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities
September 30, 1995
================================================================================

Assets:
   Investments in securities, at value
     (Cost $176,754,945) (Note 1) ...........................      $231,918,577
   Cash .....................................................           125,387
   Receivable for Fund shares sold ..........................            29,281
   Receivable for investments sold ..........................           404,319
   Dividends receivable .....................................           212,045
   Accrued interest receivable ..............................            21,984
   Other assets .............................................            27,220
   Deferred organization expenses (Note 5) ..................            15,645
                                                                   ------------
     Total Assets ...........................................       232,754,458
                                                                   ------------
Liabilities:
   Payable to Advisor (Note 4) ..............................           191,211
   Payable for distribution fees (Note 6) ...................            96,833
   Payable for investments purchased ........................         1,273,622
   Payable for Fund shares redeemed .........................            20,560
   Other accrued expenses ...................................            16,031
                                                                   ------------
     Total Liabilities ......................................         1,598,257
                                                                   ------------
     Net Assets (applicable to 11,954,701
       shares outstanding) (Note 2) .........................      $231,156,201
                                                                   ============
     Net asset value and redemption
       price per share ......................................            $19.34
                                                                   ============
     Maximum Offering Price Per Share
      ($19.34 /.955 Based on a maximum
      sales charge of 4.5%) .................................            $20.25
                                                                   ============
Net Assets Consist of:
   Capital Stock, at par value (Note 2) .....................            11,955
   Additional paid-in capital ...............................       161,016,706
   Accumulated net realized gain on investments
     and foreign currency transactions ......................        14,964,979
   Net unrealized appreciation on investments
     and assets and liabilities denominated in
     foreign currencies .....................................        55,162,561
                                                                   ------------
     Net assets .............................................      $231,156,201
                                                                   ============


Statement of Operations
For the Year Ended September 30, 1995
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $17,656) ..............      $  2,467,661
   Interest .................................................           277,775
                                                                   ------------
     Total Income ...........................................         2,745,436
                                                                   ------------
Expenses:
   Investment advisory fee (Note 4) .........................         2,112,855
   Distribution expenses (Note 6) ...........................           528,080
   Transfer and shareholder servicing agent .................           403,163
   Custodian fees and expenses ..............................            55,188
   Printing and mailing .....................................            39,023
   Directors' fees ..........................................            35,054
   Registration fees ........................................            30,552
   Legal and audit fees .....................................            29,871
   Amortization of organization expenses
     (Note 5) ...............................................            14,753
   Miscellaneous ............................................            10,815
                                                                   ------------
     Total expenses .........................................         3,259,354
                                                                   ------------
   Investment loss -- net ...................................          (513,918)
                                                                   ------------
Net Realized and Unrealized Gain on
   Investments and Foreign Currency Transactions:
   Net realized gain on investments and
     foreign currency transactions ..........................        16,367,947
   Net change in unrealized appreciation ....................        22,785,104
                                                                   ------------
     Net gain on investments ................................        39,153,051
                                                                   ------------
Net increase in net assets resulting
    from operations .........................................      $ 38,639,133
                                                                   ============



Statement of Changes in Net Assets
====================================================================================================================================

                                                                                                     Year Ended September 30,
                                                                                                    --------------------------
                                                                                                    1995                  1994
                                                                                                    ----                  ----
 Increase in Net Assets:
   Investment loss -- net ............................................................         $    (513,918)         $    (585,154)
   Net realized gain on investments and foreign currency transactions ................            16,367,947             12,080,009
   Net realized gain on futures ......................................................                    --                 16,029
   Net change in unrealized appreciation .............................................            22,785,104             (2,553,608)
                                                                                               -------------          -------------
     Net increase in net assets resulting from operations ............................            38,639,133              8,957,276
                                                                                               -------------          -------------
   Distributions from net realized gains .............................................           (12,003,675)            (5,077,843)
                                                                                               -------------          -------------
   Share transactions -- net (Note 2) ................................................            (1,178,460)            (2,796,795)
                                                                                               -------------          -------------
     Net increase in net assets ......................................................            25,456,998              1,082,638
Net Assets:
   Beginning of period ...............................................................           205,699,203            204,616,565
                                                                                               -------------          -------------
   End of period .....................................................................         $ 231,156,201          $ 205,699,203
                                                                                               =============          =============


    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements

================================================================================

1. Significant Accounting Policies. The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Fund is an open-end, diversified management investment company and one of two separately managed portfolios of the Corporation. The Corporation was incorporated in Maryland on July 25, 1991. Prior to October 22, 1991 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's advisor, on September 16, 1991. The following is a summary of significant accounting policies followed by the Fund:

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges or quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked price. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or fewer are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are translated at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and exoenses are translated at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the year ended September 30, 1995.

Forward  Foreign  Currency  Contracts.  The  Fund may  hold  currencies  to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)

================================================================================

At September 30, 1995 there were no forward foreign currency contracts outstanding.

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The Fund's net operating losses of $513,918 and $585,154 for the fiscal years ending September 30, 1995 and 1994, respectively, may be used to offset net short-term capital gains and were charged against undistributed net realized gain on investments in 1995 and 1994, respectively. In addition, during 1995 miscellaneous permanent differences of $24,693 were charged to paid-in capital from distributions in excess of net investment income.

2. Capital Stock  Transactions.  The Articles of  Incorporation,  dated July 25,
1991,  permit  the  Fund  to  issue  100,000,000   shares  (par  value  $0.001).
Transactions in shares of common stock were as follows:

                                                                            Year Ended September 30,
                                                          --------------------------------------------------------------------
                                                                      1995                                  1994
                                                          ----------------------------           -----------------------------
                                                            Shares            Amount               Shares            Amount
Shares sold ...........................................    3,685,060      $ 62,670,998            4,806,495       $ 82,168,098
Shares issued upon reinvestment of dividends ..........      737,234        11,685,157              284,945          4,952,351
Shares redeemed .......................................   (4,400,246)      (75,534,615)          (5,266,065)       (89,917,244)
                                                          ----------      ------------           ----------       ------------
  Net increase (decrease) .............................       22,048      $ (1,178,460)            (174,625)      $ (2,796,795)
                                                          ==========      ============           ==========       ============

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended September 30, 1995, other than U.S. Government obligations and short-term securities, aggregated $36,144,206 and $55,472,531, respectively.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc. (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. No such reimbursement was required during the year ended September 30, 1995.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)

================================================================================

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended September 30, 1995, the Fund has reimbursed distribution costs incurred by Gabelli & Company, Inc., an affiliate of the Advisor, of $528,080, or 0.25% of average net assets, the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totalling $156,995, which are in excess of the 0.25% limitation may be recovered from the Fund in future periods.

7. Transactions with Affiliates. The Fund paid brokerage commissions to Gabelli & Company, Inc., an affiliate of the Advisor, during the year ended September 30, 1995 of $17,243. Gabelli & Company, Inc. has informed the Fund that the amount of sales charges and underwriting fees earned during the year ended September 30, 1995 was $28,415.


Financial Highlights

================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                 Year Ended September 30,
                                                                    --------------------------------------------------
                                                                     1995          1994           1993        1992 (a)
                                                                    ------        ------         ------       --------
Operating Performance:
  Net asset value, beginning of period ........................     $17.24        $16.90         $13.10        $10.00
                                                                    ------        ------         ------        ------
  Net investment income (loss) ................................      (0.04)        (0.05)          0.01          0.04
  Net realized and unrealized gain on securities ..............       3.17          0.81           3.98          3.14
                                                                    ------        ------         ------        ------
  Total from investment operations ............................       3.13          0.76           3.99          3.18
                                                                    ------        ------         ------        ------
Less Distributions:
  Dividends from net investment income ........................       --            --            (0.03)        (0.01)
  Distributions from net realized gain on investments .........      (1.03)        (0.42)         (0.16)        (0.07)
                                                                    ------        ------         ------        ------
  Net asset value, end of period ..............................     $19.34        $17.24         $16.90        $13.10
                                                                    ======        ======         ======        ======

Total Return (not reflecting sales load) (b) ..................      19.47%         4.48%         30.65%        31.86%

Ratios to average net assets/supplemental data:
  Net assets, end of period (in thousands) ....................   $231,156      $205,699       $204,617       $94,864
  Ratio of operating expenses to average net assets ...........       1.54%         1.54%          1.64%         1.97%*
  Ratio of net investment income (loss) to average net assets .      (0.24)%       (0.28)%         0.03%         0.32%*
  Portfolio turnover rate .....................................      17.22%        18.66%         13.69%        16.35%

----------
*    Annualized
(a)  Fund commenced operations on October 22, 1991.
(b) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

The Gabelli Small Cap Growth Fund
Report of Ernst & Young LLP, Independent Auditors

================================================================================

Shareholders and Board of Directors
The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Small Cap Growth Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                   /s/ Ernst & Young LLP


New York, New York
November 7, 1995

--------------------------------------------------------------------------------

                   1995 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 1995, the Fund paid to shareholders, on December 30, 1994, ordinary income dividends (comprised of net investment income and short-term capital gains) totalling $0.01 per share. Additionally, on that date, the Fund paid $1.02 per share in long-term capital gains. For fiscal year 1995, none of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1995 which was derived from U.S. Treasury securities was 3.18%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 1995. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York on the 30th day of January, 1996.


                                   GABELLI EQUITY SERIES FUNDS, INC.

                                     /s/BRUCE N. ALPERT
                                   -------------------------------------------
                                   By: Bruce N. Alpert
                                   Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following in the capacity and on the date indicated.

            Signature                     Title                                 Date
            ---------                     -----                                 ----


                 *                President, and Director                 January 30, 1996
-------------------------------
Mario J. Gabelli

     /s/BRUCE ALPERT              Vice-President and Treasurer            January 30, 1996
-------------------------------
Bruce N. Alpert

                 *                Secretary                               January 30, 1996
-------------------------------
James E. McKee

                 *                Director                                January 30, 1996
-------------------------------
Felix J. Christiana

                 *                Director                                January 30, 1996
-------------------------------
Anthony J. Colavita

                 *                Director                                January 30, 1996
-------------------------------
Vincent D. Enright

                 *                Director                                January 30, 1996
-------------------------------
John D. Gabelli

                 *                Director                                January 30, 1996
-------------------------------
Robert J. Morrissey

                 *                Director                                January 30, 1996
-------------------------------
Karl Otto Pohl

                 *                Director                                January 30, 1996
-------------------------------
Anthony R. Pustorino

                 *                Director                                January 30, 1996
-------------------------------
Anthonie C. van Ekris


*BY   /s/BRUCE ALPERT             Attorney-in-Fact
-------------------------------
Bruce N. Alpert

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits.
  (a)    Financial Statements:
         (1)   Financial information included in Part A, the Prospectus:
               The Gabelli Equity Income Fund:
               -- Financial Highlights for the years ended September 30, 1995, September 30, 1994, September 30, 1993 and for the period January 2, 1992 (Commencement of Operations) through September 30, 1992. The Gabelli Small Cap Growth Fund:
               -- Financial Highlights for the years ended September 30, 1995, September 30, 1994, September 30, 1993 and for the period October 22, 1991 (Commencement of Operations) through September 30, 1992.
         (2) Financial Statements included in Part B, the Statement of Additional Information:
               The Gabelli Equity Income Fund:
               -- Portfolio of Investments dated September 30, 1995.
               -- Statement of Assets and Liabilities dated September 30, 1995. -- Statement of Operations for the year ended September 30, 1995. -- Statement of Changes in Net Assets for the years ended September 30, 1995 and September 30, 1994.
               -- Notes to Financial Statements.
               -- Financial Highlights for the years ended September 30, 1995, September 30, 1994, September 30, 1993 and for the period January 2, 1992 (Commencement of Operations) through September 30, 1992.
               -- Report of Ernst & Young LLP (independent auditors) dated November 7, 1995.
               The Gabelli Small Cap Growth Fund:
               -- Portfolio of Investments dated September 30, 1995.
               -- Statement of Assets and Liabilities dated September 30, 1995. -- Statement of Operations for the year ended September 30, 1995. -- Statement of Changes in Net Assets for the year ended September 30, 1995 and September 30, 1994.
               -- Notes to Financial Statements.
               -- Financial Highlights for the years ended September 30, 1995, September 30, 1994, September 30, 1993 and for the period October 22, 1991 (Commencement of Operations) through September 30, 1992. -- Report of Ernst & Young LLP (independent auditors) dated November 7, 1995.
         (3)   Financial Information Included in Part C, Other Information
               The Gabelli Small Cap Growth Fund:
               -- Investment in affiliates.
               -- September 30, 1995 (Schedule III).
  (b)    Exhibits:
         (1) Articles of Incorporation of the Registrant (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)

          (2) By-Laws of the Registrant (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
          (3)  Not Applicable
          (4) (a) Form of Stock Certificate of The Gabelli Small Cap Growth Fund (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
               (b) Form of Stock Certificate of The Gabelli Equity Income Fund (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
          (5) (a) Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Small Cap Growth Fund (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
               (b) Form of Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Equity Income Fund (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
          (6) Form of Distribution Agreement (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
          (7)  Not Applicable
          (8) Form of Custodian Agreement (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
          (9) Form of Transfer Agent Agreement (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
          (10) Opinion and Consent of Counsel (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 30, 1991.)
          (11) (a) Consent of Independent Auditors.
               (b) Powers of Attorney of the Directors (Previously filed as an exhibit to Post-Effective Amendment No. 1 to Registration Statement No. 33-41913 on August 31, 1992.)
          (12) Not Applicable
          (13) Agreement with Initial Shareholder (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
          (14) Model IRA Plan (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
          (15) Form of Distribution Plan (Previously filed as an exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 33-41913 on September 20, 1991.)
          (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.

          (27) Financial Data Schedule

Item 25.  Persons Controlled by or Under Common Control with Registrant.

          Insofar as the following have substantially identical boards of directors or trustees they may be deemed with Registrant to be under common control: The Gabelli Asset Fund, The Gabelli Equity Trust Inc., The Gabelli Growth Fund, The Gabelli Value Fund Inc., The Gabelli Convertible Securities Fund, Inc., The Gabelli Investor Funds, Inc., The Gabelli Global Series Funds, Inc., The Gabelli Money Market Funds, The Gabelli Global Multimedia Trust Inc., Gabelli International Growth Fund, Inc., Gabelli Capital Series Fund, Gabelli International Growth Fund, Inc., Gabelli Capital Asset Fund, The Westwood Funds, Gabelli International Growth Fund, Inc., and Gabelli Gold Fund, Inc.

Item 26. Number of Holders of Securities.
         As of January 15, 1996, the approximate number of holders were:
                          (1)                                      (2)
                     Title of Class                     Number of Record Holders
            The Gabelli Small Cap Growth Fund
            Stock, par value $.001 per share ..........           23,428
            The Gabelli Equity Income Fund Stock,
            par value $.001 per share .................            7,422


Item 27.  Indemnification.
          The basic effect of the respective indemnification provisions of the Registrant's By-Laws, the Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Small Cap Growth Fund, the Investment Advisory Agreement with Gabelli Funds, Inc. for The Gabelli Equity Income Fund and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, Inc. to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.
         See "Management of the Fund" in the Prospectus and "Directors and Officers" in the Statement of Additional Information as well as the Adviser's current Form ADV which has been previously filed with the Securities and Exchange Commission.


Item 29. Principal Underwriters.
         (a) The Distributor, Gabelli & Company,Inc., is also the principal underwriter for The Gabelli Growth Fund, The Gabelli Asset Fund, The Gabelli Value Fund, The Gabelli Convertible Securities Fund, The Gabelli ABC Fund, The Gabelli Global Series Funds, The Gabelli Money Market Funds, The Gabelli Global Multimedia Trust Inc., The Gabelli Gold Fund, Gabelli International Growth Fund, Inc., Gabelli Capital Asset Fund and The Westwood Funds.

     (b) The information required with respect to the directors and executive officers of the Distributor is set forth under the heading "Directors and Officers" in the Statement of Additional Information as well as in Gabelli & Company, Inc.'s current Form BD, which has been previously filed with the Securities and Exchange Commission.
     (c) Not applicable. The Registrant's only principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 30.  Location of Accounts and Records.
          All accounts,  books and other documents  required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Administrator, Furman Selz Incorporated, at the offices of the Fund's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, at the offices of the Fund's Transfer Agent and Dividend Disbursing Agent, State Street Bank and Trust Company, c/o Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171 or at the offices of the Adviser, Gabelli Funds, Inc., One Corporate Center, Rye, New York 10580-1434.

Item  31. Management Services.
          The Registrant is not a party to any management-related service contract.

Item 32.  Undertakings.
          Not applicable.

--------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York on the 30th day of January, 1996.


                                   GABELLI EQUITY SERIES FUNDS, INC.

                                     /s/BRUCE N. ALPERT
                                   -------------------------------------------
                                   By: Bruce N. Alpert
                                   Title: Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following in the capacity and on the date indicated.

            Signature                     Title                                 Date
            ---------                     -----                                 ----


                 *                President, and Director                 January 30, 1996
-------------------------------
Mario J. Gabelli

     /s/BRUCE ALPERT              Vice-President and Treasurer            January 30, 1996
-------------------------------
Bruce N. Alpert

                 *                Secretary                               January 30, 1996
-------------------------------
James E. McKee

                 *                Director                                January 30, 1996
-------------------------------
Felix J. Christiana

                 *                Director                                January 30, 1996
-------------------------------
Anthony J. Colavita

                 *                Director                                January 30, 1996
-------------------------------
Vincent D. Enright

                 *                Director                                January 30, 1996
-------------------------------
John D. Gabelli

                 *                Director                                January 30, 1996
-------------------------------
Robert J. Morrissey

                 *                Director                                January 30, 1996
-------------------------------
Karl Otto Pohl

                 *                Director                                January 30, 1996
-------------------------------
Anthony R. Pustorino

                 *                Director                                January 30, 1996
-------------------------------
Anthonie C. van Ekris


*BY   /s/BRUCE ALPERT             Attorney-in-Fact
-------------------------------
Bruce N. Alpert

--------------------------------------------------------------------------------